                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
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                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

           Asset Management Fund Large Cap Equity Institutional Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

Fund LOGO                                                    November ____, 2006

         ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
                                  (THE "FUND")

                          655 THIRD AVENUE, 45TH FLOOR
                            NEW YORK, NEW YORK 10017

Dear Stockholder:

Your Fund's Board of Directors is pleased to invite you to a Special Meeting of stockholders to vote on the proposed reorganization ("Reorganization") of your Fund into a newly created series (the "New Fund") of the Asset Management Fund, a Delaware statutory trust (the "Trust"). The New Fund has been created to continue the operations of the Fund. It will not have any assets or liabilities and will not begin operations until the closing of the Reorganization. The New Fund will be substantially similar to the Fund. However, it is anticipated that the New Fund will have lower expenses than the Fund. In addition, shares of the New Fund will be publicly offered to a broader group of investors than New York financial institutions. The specific details of and reasons for the Reorganization are discussed in the enclosed proxy statement. Please read it carefully.

In connection with the Reorganization, you will also be asked to approve several other proposals that are designed to bring your Fund in line with the New Fund. Specifically, you will be asked to approve a new investment advisory agreement between the New Fund and Shay Assets Management, Inc., the current adviser for your Fund. The day-to-day management of the New Fund after the Reorganization is expected to be substantially identical to that of your Fund, and, as discussed in more detail in the proxy statement, with the Fund's current level of assets the advisory fee currently paid by the Fund is expected to be lower under the proposed investment advisory agreement. You will also be asked to approve a Rule 12b-1 distribution plan for the New Fund. Although the adoption of the Rule 12b-1 plan will result in stockholders paying a new fee, overall expenses of the New Fund are expected to be lower than your Fund's expenses, and management believes that such fee will aid in increasing the New Fund's assets. In addition, you will be asked to approve certain changes to your Fund's fundamental investment policies to make them consistent with those of the New Fund. The principal investment strategies of the New Fund, however, are not expected to differ from those of the Fund as a result of this proposal. You also will be asked to ratify the election of those individuals who currently serve as trustees of the Asset Management Fund. Information regarding these individuals is also provided in the proxy statement. Finally, you will be asked to approve the dissolution of the Fund, which will occur following the completion of the Reorganization and will result in the termination of the Fund's existence as a legal entity.

YOUR FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

Please take a few minutes to cast your vote now. If you have any questions about the proposals, feel free to call 1-800-527-3713

Thank you for your response.

Respectfully,


-------------------------------------
Joseph R. Ficalora,
Chairman and President

YOUR VOTE IS IMPORTANT. To vote, simply fill out the enclosed proxy card and return it to us in the enclosed postage-paid envelope. If we do not hear from you, a representative of Shay may contact you.

                         IMPORTANT NEWS FOR STOCKHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund that will be the subject of a stockholder vote.

                              QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING WITH YOUR FUND?

A. Shay Assets Management, Inc. ("Shay" or the "Adviser"), the investment adviser to the Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the "Fund"), proposed and the Fund's Board of Directors approved the reorganization (the "Reorganization") of the Fund into a newly created series of the Asset Management Fund (the "Trust"), called the Large Cap Equity Fund (the "New Fund"). You will become a shareholder of the New Fund. The Trust is an existing registered investment company comprising seven series, including the New Fund, and Shay serves or will serve as investment advisor to each of those series. The Adviser believes that the Reorganization will address the high expenses of your Fund by bringing your Fund into the Trust for its ongoing operation, management and sales where certain economies of scale can be achieved. As proposed, Shay would serve as the New Fund's investment adviser and the individuals that currently perform day-to-day portfolio management services for the Fund would perform day-to-day portfolio management services for the New Fund.

     At the meeting, you will be asked to vote on several proposals, in addition to the Reorganization, designed to integrate your Fund into the Trust. First, you will be asked to approve an investment advisory agreement between the New Fund and your Fund's current investment adviser, which would lower the advisory fee you currently pay. Second, you will be asked to consider certain changes to your Fund's fundamental policies. Third, you will be asked to approve a Rule 12b-1 distribution plan for the New Fund. Fourth, you will be asked to ratify the election of those individuals who currently serve as trustees of the Trust. Finally, you will be asked to approve the dissolution of your Fund, which will result in the termination of your Fund's existence as a legal entity.

Q.   HOW WILL THE REORGANIZATION AFFECT THE MANAGEMENT OF MY INVESTMENT?

A. Shay, your current investment adviser, including your current portfolio managers, will continue to be responsible for the day-to-day management of the New Fund. In addition, the proposals are not expected to have any material impact on the principal investment policies, strategies and risks of your investment. The composition of your Fund's portfolio is not expected to change in anticipation of the Reorganization.

Q.   WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A. The meeting of stockholders to consider the proposals is scheduled for December __, 2006. If all necessary approvals are obtained, the Reorganization would occur on or about January 8, 2007.

Q.   HOW IS THE FUND PROPOSED TO BE REORGANIZED?

A. If approved, the Fund would be reorganized into the New Fund, which has not yet commenced operations. The New Fund was created to continue the operations of the Fund. The New Fund has the same investment objective of the Fund. The Reorganization is designed to be tax-free to you, the Fund and the New Fund.

Q.   HOW DO THE EXPENSES OF THE FUND AND THE NEW FUND COMPARE?

A. As discussed below, in connection with the Reorganization, Shay has proposed to change its advisory fee rates. At the Fund's current level of assets, it is expected that the advisory fee paid to Shay will be lower than what is currently paid by the Fund. As a result of this change and anticipated administrative efficiencies, the New Fund is expected to have lower expenses than the Fund.

Q. WHY AM I BEING ASKED TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE NEW FUND AND SHAY?

A. The format of the investment advisory agreement for the other series of the Trust differs from that of the Fund. Accordingly, you are being asked to approve an investment advisory agreement between the New Fund and Shay. In addition, in connection with the Reorganization, Shay has proposed a change in its advisory fee rates from 0.75% for the first $100 million of average daily net assets and 0.50% thereafter to 0.65% for the first $250 million of average daily net assets and 0.55% thereafter. As noted above, at the current level of the Fund's assets, the new advisory fee rates will lower the advisory fee paid to Shay.

Q.   WHY ARE CERTAIN OF THE FUND'S FUNDAMENTAL POLICIES CHANGING?

A. As described in more detail in the accompanying Proxy Statement, you will be asked to approve changes to the Fund's fundamental policies to (i) allow the Fund to invest a larger portion of its assets in a single issuer, (ii) revise the Fund's fundamental lending policy and (iii) remove certain restrictions related to New York Banking Law. These changes are designed to provide the Fund with greater flexibility, to match certain of the Fund's policies with those of the other series of the Trust and to facilitate the ability of the Fund to market itself to investors other than New York financial institutions. However, the principal investment strategies of the New Fund are not expected to differ from those of the Fund.

Q. WHY AM I BEING ASKED TO APPROVE A RULE 12B-1 DISTRIBUTION PLAN FOR THE NEW FUND?

A. As described above, if approved, your Fund will be reorganized into a series of the Trust. Each series of the Trust is currently subject to a Rule 12b-1 plan, and it is proposed that the New Fund be subject to such plan. The plan would permit the New Fund to pay for distribution and administrative expenses associated with distributing the New Fund's shares and administrative services provided to shareholders by brokerage firms, depository institutions and other financial intermediaries. Although the approval of the Rule 12b-1 plan will result in stockholders paying a new fee, overall expenses of the New Fund are expected to be lower than your Fund's expenses.

Q.   WHY AM I BEING ASKED TO RATIFY THE TRUSTEES OF THE TRUST?

A. This approval is required in order to facilitate the Reorganization of the Fund into a series of the Trust.

Q.   WHY AM I BEING ASKED TO APPROVE THE DISSOLUTION OF MY FUND?

A. Following the Reorganization and the deregistration of the Fund as an investment company, the Fund will be dissolved. Stockholder approval of the dissolution of the Fund is required under New York law.

Q.   HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, your Fund's Board, including those members who are not "interested persons," approved the proposals and recommend that you vote in favor of each proposal. The reasons for the Board's recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Considerations" in each proposal.

Q.   WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

A. Each proposal is contingent on the other proposals being approved. If stockholders of the Fund do not approve all of the proposals, the Reorganization of the Fund will not take place and the Fund's Board will take such action as it deems to be in the best interests of the Fund, including resoliciting proxies or continuing operations as a separate mutual fund.

Q.   WHO WILL PAY FOR THE PROXY SOLICITATION?

A.   The Fund will bear the costs associated with the proxy solicitation.

Q.   HOW CAN I VOTE MY SHARES?

A. You may choose from the following options, which are described in more detail on the proxy card:

     -    by mail, using the enclosed proxy card(s) and return envelope; or

     -    in person at the stockholder meeting.

Q.   WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A.   Please call Shay at 1-800-527-3713.

         ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.

                          655 THIRD AVENUE, 45TH FLOOR
                            NEW YORK, NEW YORK 10017

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the "Fund") will be held at [the Union League Club, 38 East 37th Street,] New York, New York, on December __, 2006, at ____ Eastern time, for the purposes of considering the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting.

PROPOSAL 1:   To approve an Agreement and Plan of Reorganization which provides for (a) the transfer of all the assets of the Fund to a newly organized series of the Asset Management Fund (the "Trust"), named the Large Cap Equity Fund (the "New Fund"), and the assumption by the New Fund of all of the liabilities of the Fund, in exchange for shares of the New Fund of equal value; (b) the distribution of the shares of the New Fund to stockholders of the Fund; (c) the cessation of the Fund's business as an investment company; and (d) the termination, dissolution and complete liquidation of the Fund.

PROPOSAL 2:   To approve an investment advisory agreement between the New Fund and Shay Assets Management, Inc. ("Shay").

PROPOSAL 3:   To approve changes to the Fund's fundamental policies.

PROPOSAL 4:   To approve a Rule 12b-1 distribution plan for the New Fund.

PROPOSAL 5:   To ratify the election of the current trustees of the Trust.

PROPOSAL 6:   To approve the dissolution of the Fund.

     Stockholders of record as of the close of business on __________, 2006 are entitled to notice of, and to vote at, the Meeting of the Fund's stockholders, or any adjournment of the Meeting.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the outstanding shares of the Fund present in person or represented by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that have been voted in favor of all proposals and they will vote against any such adjournment those proxies that have been voted against any of the proposals.

     You have the ability to exercise dissenter's rights under New York Business Corporation Law. See "Information Concerning the Meeting -- Dissenter's Rights" in the accompanying Proxy Statement for a more complete description of the rights of dissenting stockholders.

     THE BOARD OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE PROPOSALS.

                                        By Order of the Board of Directors


                                        ----------------------------------------
                                        Rodger D. Shay
                                        Assistant Secretary

_____________, 2006

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM SHAY REMINDING YOU TO VOTE YOUR SHARES. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                                           _______________, 2006

                                 PROXY STATEMENT

         ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.

                          655 THIRD AVENUE, 45TH FLOOR
                            NEW YORK, NEW YORK 10017

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board" or "Directors") of Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the "Fund"). These proxies will be used at the Special Meeting of Stockholders (the "Meeting") to be held on December ___, 2006, at [the Union League Club, 38 East 37th Street,] New York, New York at ____ Eastern time, or such later time made necessary by any and all adjournments or postponements thereof.

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to stockholders on or about December ___, 2006 or as soon as practicable thereafter.

     Any stockholder giving a proxy may revoke it any time before it is exercised by submitting to the Secretary of the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     Stockholders of record of the Fund as of the close of business on ________, 2006 (the "Record Date") will be entitled to vote on the proposals presented at the Meeting. At the close of business on the Record Date, ________ shares of the Fund were outstanding. Stockholders of the Fund are entitled to one vote for each share held on the Record Date. Stockholders will vote separately on each proposal presented at the Meeting.

     COPIES OF THE FUND'S ANNUAL AND SEMIANNUAL REPORTS TO STOCKHOLDERS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO THE FUND'S DISTRIBUTOR, SHAY FINANCIAL SERVICES, INC., AT 230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606, OR BY CALLING TOLL-FREE 1-800-527-3713.

                                   BACKGROUND

     On October 19, 2006, your Fund's Board of Directors approved the reorganization (the "Reorganization") of your Fund into a newly created series of the Asset Management Fund (the "Trust"), called the Large Cap Equity Fund (the "New Fund"). The New Fund will be substantially similar to the Fund. However, it is anticipated that the New Fund will have lower expenses than the Fund. In addition, shares of the New Fund will be publicly offered to investors other than New York financial institutions. The Board of Directors is now seeking stockholder approval of the Reorganization and certain related matters.

     In addition to the Reorganization, you are being asked to approve several other proposals which are designed to bring your Fund in line with the New Fund. Specifically, you will be asked to approve an investment advisory agreement (the "New Fund Advisory Agreement") between the New Fund and Shay Assets Management, Inc. ("Shay"), the current investment adviser for your Fund. The day-to-day management of the New Fund after the Reorganization is expected to be substantially identical to that of your Fund, and as discussed in more detail below, the advisory fees paid under the New Fund Advisory

Agreement are expected to be lower than the advisory fees currently paid by the Fund under the current investment advisory agreement (the "Current Advisory Agreement"). You are also being asked to approve a Rule 12b-1 distribution plan for the New Fund. Although the adoption of the Rule 12b-1 plan will result in stockholders paying a new fee, overall expenses of the New Fund are expected to be lower than your Fund's expenses. In addition, you are being asked to approve certain changes to your Fund's fundamental investment policies. The principal investment strategies of the New Fund, however, are not expected to differ from those of the Fund as a result of this proposal. You are also being asked to ratify the election of those individuals who currently serve as trustees of the Trust. Finally, you are being asked to approve the dissolution of your Fund, which will result in the termination of your Fund's existence as a legal entity.

     Each proposal is contingent on the other proposals being approved. If stockholders of the Fund do not approve the proposals, the Reorganization will not take place and the Fund's Board will take such action as it deems to be in the best interests of the Fund, which could include resoliciting proxies or continuing operations as a separate mutual fund.

                        PROPOSAL 1: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION

INTRODUCTION

     The Board of Directors of the Fund, including a majority of the Directors who are not parties to the Current Advisory Agreement or the New Fund Advisory Agreement and who are not "interested persons" of the Fund or Shay as defined in the Investment Company Act of 1940 Act (the "Independent Directors"), approved an Agreement and Plan of Reorganization for the Fund (the "Reorganization Plan"), a copy of which is attached as Exhibit A, at a meeting held on October 19, 2006. Subject to its approval by stockholders, the Reorganization Plan provides for the reorganization of the Fund into the New Fund. Stockholders of the Fund will receive shares of the New Fund. The Reorganization of the Fund is contingent upon the approval of the New Fund Advisory Agreement (see Proposal
2), the approval of changes in the Fund's fundamental policies (see Proposal 3), the approval of the Rule 12b-1 distribution plan for the New Fund (see Proposal
4), the ratification of the election of the current trustees of the Trust (see Proposal 5) and the approval of the dissolution of the Fund (see Proposal 6) (the "Related Proposals").

     If stockholders of the Fund do not approve the Reorganization or any Related Proposal, the Reorganization for the Fund will not take place and the Fund's Board will take such action as it deems to be in the best interests of the Fund, which could include resoliciting proxies or continuing operations as a separate mutual fund.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF APPROVAL OF THE REORGANIZATION PLAN.

THE REORGANIZATION

     The Reorganization Plan provides that all of the assets and liabilities of the Fund will be transferred to the New Fund on or about January 8, 2007 (the "Closing Date"), based on the net asset value of the Fund immediately after the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time"). In exchange for the transfer of these assets and liabilities, the New Fund will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional shares to the Fund equal in value to the aggregate net asset value of the Fund calculated as of the Effective Time of the Reorganization.

     Following the transfer of assets and liabilities in exchange for New Fund shares, the Fund will distribute, in complete liquidation, pro rata to its stockholders of record, all the shares of the New Fund so received. Stockholders of the Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the New Fund with the same aggregate value as the stockholder had in the Fund at the Effective Time. It is expected that stockholders of the Fund will receive [___] shares of the New Fund for each share owned in the Fund. Such distribution will be accomplished by the establishment of accounts in the names of the Fund's stockholders on the share records of the New Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the New Fund due to the stockholders of the Fund. The Fund subsequently will be deregistered as an investment company and dissolved, which will terminate its existence as a legal entity. The New Fund will not issue share certificates to Fund stockholders in connection with the Reorganization. Shares of the New Fund to be issued will have no preemptive or conversion rights.

     The Reorganization Plan contains customary representations and warranties. The Reorganization Plan provides that the consummation of the Reorganization with respect to the Fund and the New Fund is conditioned upon, among other things: (1) approval of the Reorganization and the Related Proposals by the Fund's stockholders and (2) the receipt by the Fund and the New Fund of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the Fund, its stockholders and the New Fund. The Reorganization Plan may be terminated by mutual agreement of the parties, or by either party if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true. In addition, the Fund may terminate the Reorganization Plan if the Board determines, in good faith, that circumstances have developed that make proceeding with the Reorganization not in the best interests of the Fund or its stockholders.

     The Fund will pay the expenses associated with the Reorganization, except those expenses associated with the Reorganization related to holding a meeting of the trustees of the Trust to approve the Reorganization. The New Fund will assume all the liabilities of the Fund of every type and nature, whether or not the liabilities exist as of the closing of the Reorganization and including all contingent liabilities. The Fund will accrue as an expense, prior to the Closing Date, all known and anticipated expenses, which will effectively be borne by the stockholders of the Fund as a reduction in the net asset value of their shares. Any other expenses and liabilities, to the extent not fully accrued for prior to the Closing Date, which may include expenses associated with post-closing filings to deregister and dissolve the Fund and other post-closing reports, will be paid by the New Fund and will be borne by the shareholders of the New Fund (including former stockholders of the Fund) as a reduction in the net asset value of their shares in the New Fund. If the Reorganization is not consummated, the Fund and the Trust shall each bear 50% of the expenses associated with the Reorganization, unless the Reorganization is terminated by the Board because it believes the Reorganization is no longer in the best interest of the Fund or its stockholders in which case the Fund will pay the expenses associated with the Reorganization.

     In connection with the Reorganization, immediately prior to the closing, the Fund as sole shareholder of the New Fund will approve the New Fund Advisory Agreement with Shay, the terms of which are described in Proposal 2 and the Rule 12b-1 plan described in Proposal 4.

     As a result of the Reorganization, the Fund's stockholders will become shareholders of the New Fund with the same investment objective, substantially similar investment strategies and policies and the same portfolio management team. As discussed in this Proxy Statement, there will be some changes as a result of the Reorganization. Your Fund and the New Fund will have a fundamental restriction regarding investments in a single issuer consistent with the Trust's other series, have fundamental lending policy in line with the Trust's other series' lending policies and no longer be subject to the New York Banking Law's investment restrictions; however, these changes in fundamental policies should not affect your Fund's or the New Fund's principal investment strategies. In addition, although overall Fund expenses are expected to decrease as a result of the Reorganization, all shareholders of the New Fund (including former stockholders of the Fund) will be subject to the Rule 12b-1 plan.

     Other changes also will occur as a result of the Reorganization. Although the New Fund is a newly created series, it is a series of an existing trust, the Trust. With the exception of one trustee, the trustees of the Trust are different than the Directors of the Fund. In addition, there are differences between the rights of shareholders of the New Fund and stockholders of the Fund under their governing charter documents, bylaws and state law.

SHAREHOLDER/STOCKHOLDER RIGHTS

     The following is a comparison of the differences between the corporate structures of the Trust and the Fund.

     The Trust

     General. The Trust is an open-end management investment company established as a Delaware statutory trust pursuant to a Certificate of Trust dated July 23, 1999. The Trust is governed by its Amended and Restated Declaration of Trust dated September 22, 2006 (the "Trust Instrument"). The Trust is also governed by its By-Laws and applicable Delaware law.

     Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest from an unlimited number of series of shares. Currently, the Trust consists of seven separate investment series. The shares of each series have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

     Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series, except that shares are voted in the aggregate and not by individual series in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each series has one vote, and each fractional share has a proportionate fractional vote.

     Shareholder Meetings. The Trust is not required to hold annual meetings of shareholders, but may hold a meeting under certain circumstances. A meeting of the shareholders of the Trust or of any one or more series may be called at any time by the trustees, by the president or, by a shareholder, if the trustees and the president fail to call a meeting of shareholders for a period of 30 days after written application by one or more shareholders who hold at least 10% of all outstanding shares of the Trust.

     Election and Term of Trustees. The Trust's affairs are supervised by the trustees under the laws governing statutory trusts in the State of Delaware. Subject to the Investment Company Act of 1940 (the "1940 Act') requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until their successors are duly elected and qualified, or until their death, resignation, retirement, removal or mental or physical incapacity.

     Shareholder Liability. Pursuant to Delaware law and the Trust's Trust Instrument, shareholders of the Trust are not personally liable for the acts, omissions, liabilities or obligations of any kind of the Trust.

     Trustee Liability. The trustees generally are not personally liable for any obligation of the Trust. The Trust will indemnify each of its trustees against all liabilities and expenses, except for those arising from the trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Such indemnification would also be limited by the provision of the 1940 Act.

     The Fund

     General. The Fund is an open-end management investment company incorporated as a New York corporation pursuant to a Certificate of Incorporation filed with the State of New York on October 29, 1952. The Fund is also governed by its By-Laws and applicable New York law.

     Shares. The Fund is authorized to issue 2,000,000 shares of its capital stock, with a par value of $1.00 per share. Currently, the Fund offers one class of shares. The shares of the Fund have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

     Voting Rights. On any matter submitted to a vote of stockholders, each full share is entitled to one vote.

     Stockholder Meetings. The Fund is required to hold annual meetings of stockholders and may hold special meetings of stockholders under certain circumstances. Special meetings may be called by the majority of the Directors or at the request of stockholders owning at least 25% of the outstanding shares of the Fund.

     Election and Term of Directors. The Fund's affairs are supervised by the Directors under the laws governing corporations in New York. Subject to 1940 Act requirements, Directors may be elected by stockholders or appointed by the Board. The Fund has a classified board with three classes. Directors hold office for three years and until their successors are duly elected and qualified.

     Stockholder Liability. Pursuant to New York law and the Fund's Certificate of Incorporation, stockholders of the Fund generally are not personally liable for the debts of the Fund.

     Director Liability. Pursuant to the Fund's By-Laws, the Fund indemnifies Directors against all liabilities and expenses incurred by reason of being a Director to the full extent permitted by New York law. Such indemnification would also be limited by the provisions of the 1940 Act.

     The foregoing is only a summary of certain rights of shareholders and stockholders under their governing charter documents, by-laws and state law, and is not a complete description of provisions contained in those sources. Stockholders should refer to the provisions of those documents and state law directly for a more thorough description.

CURRENT SERVICE PROVIDERS

     Shay and its affiliates provide distribution services to the Fund and the Trust. After the approval of the Reorganization, Shay and its affiliates will continue to provide those services to the New Fund and Trust. Although the New Fund will pay a distribution fee to its distributor, it is anticipated that the net overall expense ratio for the New Fund would be lower than the Fund's current expense ratio.

                             COMPARATIVE FEE TABLES

     The following comparative fee tables show the annual Fund operating expenses (as a percentage of net assets) for the Fund for the six-month period ended June 30, 2006 and the pro forma effect (as estimated by Shay) of overall expenses resulting from the Reorganization.

                                             THE FUND   NEW FUND
                                             --------   --------
Management Fees...........................   0.75%(1)   0.65%(4)
Distribution (12b-1) Fees.................   0.00%      0.25%
Other Expenses............................   0.79%      0.19%
                                             ----
Total Annual Operating Expenses...........   1.54%(2)   1.09%
   Less Fee Waivers.......................   0.00%(3)   0.00%
                                             ----       ----
Net Expenses..............................   1.54%      1.09%

----------
(1)  0.75% of the first $100 million and 0.50% thereafter.

(2) Includes administration, transfer agent and custody fees, professional and directors expenses and insurance and printing and related costs.

(3) The fee payable to Shay is reduced to the extent the Fund's expenses exceed 1.10% of the Fund's average daily net assets (exclusive of professional fees, such as legal and audit fees, directors' fees and expense and distribution expenses, if any).

(4)  0.65% for the first $250 million and 0.55% thereafter.

(5) For the New Fund, the table and the following example have been prepared to illustrate Total Annual Operating Expenses, assuming no waivers. The New Fund's distributor has informed the Fund that it expects to voluntarily waive 0.10% of its fees so that Distribution (12b-1) Fees would be 0.15%. With such waiver, Total Annual Operating Expenses would be 0.99%. The distributor has informed the Fund that it expects to continue this waiver through _________, but is not obligated to do so.

                                     EXAMPLE

     The following example helps you compare the cost of investing in the Fund and the anticipated cost of investing in the New Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

     -    $10,000 initial investment

     -    5% return for each year

     -    each fund's operating expenses remain the same for each period

     -    redemption after the end of each period

     -    reinvestment of all dividends and distributions

     Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

FUND       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----       ------   -------   -------   --------
Fund        $157      $486      $839     $1,834
New Fund    $111      $347      $601     $1,329

SALE OF SUBSTANTIALLY ALL OF THE FUND'S ASSETS AND CESSATION OF THE FUND'S BUSINESS AS AN INVESTMENT COMPANY

     The Reorganization involves the sale of substantially all of the assets of the Fund. In accordance with Section 909 of the New York Business Corporation Law, the Board of Directors of the Fund has approved the sale of substantially all of the Fund's assets in the Reorganization and has directed that the Reorganization be submitted to the stockholders of the Fund for approval. Approval of the Reorganization by the stockholders of the Fund will constitute the stockholders' approval of the sale of substantially all of the assets of the Fund as provided in Section 909 of the New York Business Corporation Law.

     As a result of the sale of substantially all of the Fund's assets, the Fund will cease its business as an investment company and will file with the Securities and Exchange Commission an application to terminate its registration as an investment company under the 1940 Act. Approval of the Reorganization by the stockholders of the Fund will constitute the stockholders' approval of the cessation of the Fund's business as an investment company.

FEDERAL INCOME TAXES

     The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free Reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, neither the Fund nor its stockholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the New Fund shares received by stockholders will be the same in the aggregate as the basis of the Fund shares exchanged; and the holding period of the New Fund shares received will include the holding period of the Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Fund and the Trust will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

BOARD CONSIDERATIONS

     The Board of Directors of the Fund has recognized that increasing regulatory requirements have resulted in increased expenses to the Fund, particularly with respect to legal and compliance costs, and that redemptions of Fund shares resulting from bank mergers and other factors have resulted in a decline in Fund assets. The combined effect of these factors has been an increase in the Fund's expense ratio, which has an adverse effect on Fund performance. In April 2006, the Board of Directors established a committee to consider and evaluate possibilities for reducing the Fund's expenses and to consider strategic alternatives. The committee submitted its recommendations to the Board of Directors at the July 2006 Board meeting and recommended that the Fund seek to reorganize into the Trust to achieve administrative and other efficiencies that could substantially reduce the Fund's costs while maintaining the eligibility of the Fund as an investment for New York savings institutions and maintaining continuity of investment management. The Board of Directors considered this recommendation at its July 2006 meeting and directed that a possible Reorganization with the Trust be discussed with the Trust and pursued on appropriate terms. Following that meeting, the terms of the Reorganization were negotiated, and, at the Board's regular meeting on October 19, 2006, the Board considered and evaluated (with the advice of counsel) the terms of the Reorganization and the various proposals being submitted to stockholders in connection with the Reorganization. In connection with that evaluation the Directors received, among other things, information concerning the terms of the Reorganization Plan, the terms of the New Fund Advisory Agreement (including a comparison with the Current Advisory Agreement), information concerning the terms and operation of the 12b-1 Plan, information concerning Shay, a description of the Trust and the New Fund, information concerning the costs and expenses to be borne by the Fund in connection with the Reorganization, comparative information concerning the expenses of the Fund and the projected expenses of the New Fund, information concerning the time required for the reduced expense ratio of the New Fund to offset the expenses to be borne by the Fund in the Reorganization, information concerning the investment objectives and policies of the New Fund and the continued eligibility of the New Fund as an investment for New York savings institutions, information concerning the investment advisory, distribution and other servicing arrangements for the New Fund, information concerning the tax consequences of the Reorganization, information concerning the Board of Trustees of the Trust, information concerning alternatives (including continuing to operate as a separate mutual fund and liquidation) and the process of terminating the legal existence of the Fund and for satisfying the liabilities of the Fund following consummation of the Reorganization.

     After consideration of the foregoing and other factors, the Board of Directors (including a majority of the Independent Directors), unanimously determined that (i) the terms and conditions of the Reorganization as set forth in the Reorganization Plan are fair and reasonable to the Fund and its stockholders, (ii) participation in the Reorganization is in the best interests of the Fund and its stockholders and (iii) the interests of the Fund's existing stockholders will not be diluted as a result of the Reorganization.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS APPROVE THE REORGANIZATION PLAN.

                        PROPOSAL 2: APPROVAL OF NEW FUND
                          ADVISORY AGREEMENT WITH SHAY

INTRODUCTION

     Shay Assets Management, Inc., 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, currently serves as investment adviser to your Fund pursuant to the Current Advisory Agreement.

     In connection with the Reorganization, the Board of Directors has approved the New Fund Advisory Agreement and has recommended that stockholders approve the agreement. For the reasons discussed below (see "Board Considerations"), the Directors, including the Independent Directors, approved the New Fund Advisory Agreement and recommended its approval by stockholders in order to consummate the Reorganization.

     The form of the New Fund Advisory Agreement is attached to this Proxy Statement as Exhibit B. The differences between the New Fund Advisory Agreement and Current Advisory Agreement are described below. If approved by stockholders, the New Fund Advisory Agreement will become effective immediately following the closing of the Reorganization (see Proposal 1) upon the approval by the Fund as sole shareholder of the New Fund. If stockholders of the Fund do not approve the New Fund Advisory Agreement, none of the proposals described in this Proxy Statement will be implemented and the Board will take such further action as it deems to be in the best interests of the Fund and its stockholders.

COMPARISON OF THE CURRENT AND NEW FUND ADVISORY AGREEMENTS

     Investment Advisory Services. Under the Current Advisory Agreement, Shay manages the overall investment operations of the Fund. Pursuant to the Current Advisory Agreement, Shay is responsible for the purchase, retention and disposition of portfolio securities in accordance with the investment objective, policies and restrictions of the Fund in the Fund's prospectus and registration statement, the Fund's organizational documents, the 1940 Act and all other applicable federal or state laws and regulations, including without limitation the provisions of the Code. The Current Advisory Agreement provides that Shay shall also: maintain books and records with respect to portfolio transactions and provide the Board with periodic and special reports as requested; provide information to the Fund's custodian and administrator so that they can perform their respective duties and obligations to the Fund; report to the Board at each Board meeting all changes in the investments and other assets of the Fund and provide information regarding material developments affecting Shay or the Fund; prepare and furnish written materials to the Board as appropriate; bear the costs of preparing and keeping Board, committee and stockholder meeting minutes; and furnish office space and other facilities as may be required by the Fund.

     The New Fund Advisory Agreement contains substantially similar provisions, except that it does not specifically require reports to the Fund's administrator. In addition, the New Fund Advisory Agreement does not require Shay to report to the Board at each Board meeting all of the changes in the investments and other assets of the Fund and provide information regarding material developments affecting Shay or the Fund. However, under the New Fund Advisory Agreement, Shay will continue to provide periodic and special reports to the Board as requested.

     Compensation. In return for the services provided under the Current Advisory Agreement, the Fund pays Shay an advisory fee which is accrued daily and payable monthly. The advisory fee rates under the Current Advisory Agreement are as follows: 0.75% of the first $100 million of average daily net assets and 0.50% thereafter.

     In return for the services provided under the New Fund Advisory Agreement, the New Fund will pay Shay an advisory fee which is accrued daily and payable monthly. The annual advisory fee rates under the New Fund Advisory Agreement are as follows: 0.65% of the first $250 million of average daily net assets and 0.55% thereafter. Based on the Fund's current level of assets, the advisory fee rates under the New Fund Advisory Agreement would produce a lower advisory fee rate. However, at significantly higher asset levels, the advisory fee rates under the New Fund Advisory Agreement would produce a higher advisory fee than under the Current Advisory Agreement.

     The Current Advisory Agreement includes an expense cap equal to 1.10% of the average daily net assets of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expense and distribution expenses, if any). If during any fiscal year the Fund exceeds the expense cap, Shay's fee is reduced by the amount of the excess, but not below zero. Although the Fund's total expenses for the six months ended June 30, 2006 were 1.54% of average daily net assets, the expense cap did not apply since the excluded expenses (professional fees and directors' fees and expenses) were 0.79% of average daily net assets. The New Fund Advisory Agreement does not include an expense limitation.

     The Current Advisory Agreement also includes references to expense limitations imposed by the securities laws or regulations of any state in which the Fund's shares are qualified for offer or sale. Due to a change in the federal securities laws, the Fund is no longer subject to any state expense limitations. Accordingly, the New Fund Advisory Agreement does not include such references.

     During the fiscal year ended December 31, 2005, the Fund paid approximately $654,644 in aggregate advisory fees to Shay. If the advisory fee rates under the New Fund Advisory Agreement had been in effect, the Fund would have paid approximately $[_____________] in aggregate advisory fees, which represents a reduction of [___]%. The expense tables under Proposal 1 include information on how overall expenses would differ as a result of the Reorganization.

     Shay acts as a subadviser to other investment companies with investment objectives similar to the Fund. Shay serves as the subadviser to the John Hancock Large Cap Select Fund with net assets as of March 31, 2006 of $76 million. The investment objective of the John Hancock Large Cap Select Fund is to seek long term growth of capital. The advisory fee rate for the John Hancock Large Cap Select Fund is 0.75% for the first $2.7 billion and 0.70% thereafter, and Shay is paid a sub-advisory fee of 45% of the advisory fee with respect to the first $250,000,000 of the average daily net asset value of the fund, 40% of the advisory fee in excess of $250,000,000 up to $500,000,000; 35% of the advisory fee in excess of $500,000,000 up to $750,000;000, 30% of the advisory fee in excess of $750,000,000 up to $1,000,000,000 and 25% of the advisory fee in excess of $1,000,000,000. Shay also serves as a subadviser to the Value Equity Fund of RSI Retirement Trust with assets as of June 30, 2006 of $103 million. The investment objective of the Value Equity Fund is a total return that exceeds the total return of the Lipper Large-Cap Value Funds Average measured over a period of three to five years. The advisory fee rate for the Value Equity Fund is 0.55% for the first $150 million and 0.50% thereafter, and Shay is paid a sub-advisory fee of 0.35% for the first $150 million and 0.30% thereafter.

     Limitation of Liability. The Current Advisory Agreement and the New Fund Advisory Agreement provide that Shay shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the New Fund in connection with the agreement, except for a loss resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Shay of its obligations and duties under the agreement.

     Termination of the Agreements. The Current Advisory Agreement terminates automatically in the event of its assignment. The Current Advisory Agreement may be terminated without penalty upon thirty (30) days' written notice by the Fund and ninety (90) days' written notice by Shay. The Fund may terminate the Current Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the Board. The New Fund Advisory Agreement contains substantially similar provisions, except that the New Fund may terminate the agreement on sixty (60) days' written notice and that if the Board of Trustees decides to terminate the agreement, the majority of the trustees who are not parties to the Agreement or "interested persons" of any such party must approve termination.

     Governing Law. The New Fund Advisory Agreement will be governed by Illinois law. The Current Advisory Agreement is governed by New York law.

     Additional Information. The date of the Current Advisory Agreement is December 9, 1997, the date it was last approved by the Board of Directors was April 20, 2006, the date when it was last approved by the stockholders of the Fund was November 13, 1997 and the reason it was last submitted for shareholder approval was for initial stockholder approval.

     The New Fund Advisory Agreement is contingent upon, and will become effective immediately following the closing of the Reorganization (see Proposal
1) upon approval by the Fund as sole shareholder of the New Fund, and will be in effect for an initial term ending on March 1, 2008. The New Fund Advisory Agreement may be continued thereafter from year to year only if specifically approved at least annually by either the trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the New Fund, and, in either event, by the vote of a majority of the trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

     Shay (together with its predecessor, Shay Assets Management Co.) has served as the investment adviser to the Fund since May 19, 1995 and currently serves as adviser to seven proprietary funds and subadviser to two non-proprietary mutual funds. Shay also serves as adviser to unregistered pooled vehicles and institutional separate accounts. As of October 31, 2006, the Shay equity portfolio management team consisted of two portfolio managers and one research analyst. Shay offers a number of investment strategies specifically designed for banks and other financial institutions. Shay had approximately $3.6 billion in assets under management as of October 31, 2006. Shay Investment Services, Inc., is the parent company of Shay and the Fund's distributor, Shay Financial Services, Inc.

     Appendix 1 to this Proxy Statement provides information regarding the officers and Directors of Shay. Except as indicated on Appendix 1 or Appendix 4, no officer or Director of the Fund is an officer, employee or Director of Shay.

BOARD CONSIDERATIONS

     In determining whether to approve the New Fund Advisory Agreement, the Board of Directors considered (with the advice of counsel) a number of factors, including (i) the terms of the New Fund Advisory Agreement and the fact that it is substantially the same as the Current Advisory Agreement except for the reduced advisory fee (at the Fund's current asset level) and the elimination of the expense limitation, (ii) the nature, extent and quality of the services to be provided to the New Fund by Shay, (iii) the investment performance of the Fund under Shay's management, (iv) the costs to Shay and the anticipated profitability to Shay of its relationship with the New Fund, (v) the extent to which economies of scale may be realized by Shay as the New Fund grows and the extent to which the investment advisory fee reflects these economies of scale for the benefit of New Fund stockholders, (vi) the fees and expenses borne by the New Fund, including the proposed changes in the structure of the advisory fee and (vii) the financial condition and financial stability of Shay. The Directors also considered the continuity of the investment objectives and practices to be used in managing the assets of the New Fund and the continuity of the investment personnel with principal responsibility for managing the Fund's and the New Fund's assets.

     In reviewing the quality of services to be provided to the New Fund, the Board of Directors noted the nature and quality of the investment analysis provided by Shay and Shay's discipline and consistency over time in applying the investment style used in managing the Fund's portfolio, the Fund's investment results over time and the level of portfolio risk incurred in achieving those results. The Directors also considered the quality and experience of the Shay organization in general, the investment professionals having principal responsibility for the Fund's and the New Fund's investments and the nature and quality of the reports provided by Shay to the Directors at their quarterly meetings. The Directors concluded that Shay had provided good quality services to the Fund over an extended period of time.

     In evaluating the investment performance of the Fund, the Board of Directors noted the importance of evaluating the performance of the Fund over an entire market cycle, including both periods of market appreciation and periods of market declines, and noted that in particular periods the Fund's performance might deviate significantly from its peer group or market averages. The Directors also considered the level of portfolio risk incurred by Shay in achieving those results. The Directors noted that, although over the most recent one-, three-, five- and ten-year periods prior to their consideration of the New Fund Advisory Agreement the Fund's investment performance lagged behind the Standard & Poor's 500 and Dow Jones Industrial Indices, the Fund had exceeded the performance of its Lipper peer group for the year to date and for the one-year and ten-year periods ending September 30, 2006. In comparing the Fund's investment performance with market averages, the Directors took into account the fact that the mutual funds normally incur certain costs and expenses (e.g., investment advisory fees, brokerage commissions, legal and accounting fees, etc.), which are not reflected in the market averages. The Directors concluded that Shay had achieved good long-term performance at reasonable levels of portfolio risk.

     In evaluating the level of the investment advisory fee paid to Shay, the Directors compared the fees paid by the Fund to the fees charged by Shay to its other investment advisory clients. They also evaluated the nature and costs of the services and the level of responsibility assumed by Shay with respect to its other clients. In particular, the Directors noted that Shay also acts as the subadviser to another equity mutual fund and as the investment adviser to six fixed income portfolios, in each case at a lower fee than the fee charged to the Fund or to be charged to the New Fund. The Directors noted that acting as the sole investment adviser for a fund involves a greater level and scope of service and a greater level of responsibility than acting as a subadviser. The Directors also noted differences in staffing and costs involved in managing equity portfolios and fixed income portfolios and concluded that the differences in the fees charged by Shay to its various mutual fund clients were justified by the differences in the nature and scope of the services provided, the responsibilities assumed and the costs incurred in managing the different accounts.

     In evaluating the investment advisory fee, the Directors also relied on comparisons of the investment advisory fee to be paid by the New Fund with the fees paid by other similar mutual funds and concluded that the fees to be paid by the New Fund would be competitive with the fees paid by other similar mutual funds of a similar size. The Directors also noted that the rate at which the New Fund's investment advisory fee is computed drops from 0.65% of average net assets to 0.55% of average net assets for assets levels over $250 million, which would result in New Fund shareholders receiving benefits from economies of scale if the New Fund were to grow significantly in size. The Directors also took into account the fact that at current asset levels the advisory fee under the New Fund Advisory Agreement would be less than the Fund's current advisory fee.

     Based on their review of Shay's costs associated with its services to the New Fund and the anticipated profitability to Shay of its relationship with the New Fund as well as the overall financial position and financial results of Shay, the Directors concluded that the investment advisory fee under the New Fund Advisory Agreement would not provide an unreasonable level of profit to Shay and that Shay's overall financial position and financial results provided an adequate level of financial stability and financial resources to support Shay's responsibilities to the New Fund.

     In reviewing the fees and expenses borne by the Fund and the New Fund under the Current Advisory Agreement and the New Fund Advisory Agreement, respectively, the Board of Directors noted, among other things, that although the Fund's overall expense ratio was higher than the average for its industry peer group, most of the Fund's expenses were outside the control of Shay and that efficiencies of scale would result in a reduction in the expense ratio for the New Fund even without the expense limitation contained in the Current Advisory Agreement.

     Based on their review, the Board of Directors (including a majority of the Independent Directors of the Fund) concluded, among other things, that the investment advisory fee under the New Fund Advisory Agreement would not result in an excessive profit to Shay, that the investment advisory fees to be paid by the New Fund were fair and reasonable, both absolutely and in comparison with those of other similar funds of similar size in the industry, that the Fund had received reasonable value in return for paying the investment advisory fee under the Current Advisory Agreement and that the New Fund could be expected to receive reasonable value under the New Fund Advisory Agreement.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE NEW FUND ADVISORY AGREEMENT.

                       PROPOSAL 3: APPROVAL OF CHANGES TO
                              FUNDAMENTAL POLICIES

INTRODUCTION

     The Fund has adopted certain "fundamental" investment policies that can only be changed by stockholder vote. As described below, in connection with the Reorganization, Shay recommended to the Board, and the Board is recommending to stockholders, that the fundamental investment policies of the Fund regarding (a) investments in a single issuer be amended to bring it in line with the corresponding fundamental policy of the Trust, (b) the fundamental lending policy be revised to bring it in line with the corresponding fundamental lending policy of the Trust and (c) that the restrictions limiting investments to those eligible for savings banks under the New York Banking Law be repealed. The effect of implementation of these proposals would be to permit the Fund, with respect to 25% of its total assets, to invest more than 5% of such assets in a single issuer, lend portfolio securities consistent with other series of the Trust and remove the requirement that the Fund limit its investments to those permitted under the New York Banking Law. However, no material changes in the Fund's principal investment strategies are expected as a result of the proposed changes to the Fund's fundamental investment policies.

     If the Reorganization is not approved, these proposals will not become effective.

     On October 19, 2006, the Board of Directors voted to approve the proposed changes to the Fund's fundamental policies and to recommend approval of the changes to stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE CHANGES TO THE FUND'S FUNDAMENTAL POLICIES.

(A)  FIVE PERCENT (5%) OWNERSHIP

     The Fund's current fundamental policies provide that the Fund will not invest in securities (except those of the U.S. government or its agencies) of any issuer if immediately thereafter the Fund would have invested more than 5% of its assets in the issuer. The Trust's fundamental policies include a similar restriction, but the Trust's policy provides that up to 25% of a series' assets may be invested without regard to the 5% limit. In order to allow the Fund greater flexibility with respect to its investments and to conform to the investment policy of the New Fund, the Board has proposed changing this fundamental policy. If this proposal is approved by stockholders of the Fund, the fundamental policy relating to the 5% limit will be revised as follows:

          "The Fund may not:...Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation."

(B)  LENDING

     The Fund's current fundamental policies prohibit the Fund from loaning money, except that, subject to the restrictions, if any, imposed by New York Banking Law, the Fund may (A) purchase debt obligations and (B) make sales of federal funds (loans maturing in fewer than seven days to depository institutions and generally made through the Federal Reserve System). The Trust's fundamental policies do not include a similar restriction. In order to make the lending policies consistent, the Directors are recommending that stockholders approve a lending policy identical to the Trust's fundamental policy regarding lending. These changes are not anticipated to change the lending practices of the Fund. If the proposal is approved by stockholders, the fundamental policy regarding lending will be revised as follows:

          "The Fund may not:...Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions, in each case to the extent permitted by the Fund's investment objective and management policies."

(C)  NEW YORK BANKING LAW RESTRICTIONS

     The Fund's current fundamental policies provide that the Fund cannot make any investments or engage in any transactions that would cause the Fund's shares not to be eligible for investment by a savings bank under laws the State of New York. As a result, the Fund's investments are restricted to

"qualified equity securities" and "qualified debt securities" as defined by New York Banking Law and the Banking Department's regulations and interpretations thereunder. In order to standardize the fundamental policies of the Fund with Trust's fundamental policies, the Directors approved repealing this restriction. No material change in the Fund's principal investment strategies is expected as a result of this proposal.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE CHANGES TO THE FUND'S FUNDAMENTAL POLICIES.

             PROPOSAL 4: APPROVAL OF A RULE 12B-1 DISTRIBUTION PLAN

INTRODUCTION

     As part of the Reorganization, the shares of the New Fund will be registered under the 1933 Act and will be publicly offered. Shay has recommended to the Board, and the Board is recommending to stockholders that the Fund adopt a Rule 12b-1 distribution plan (the "Plan") for the New Fund. The Plan will help facilitate the distribution of the New Fund's shares. As the Fund was not previously publicly offered, the Fund did not have a plan of distribution under Rule 12b-1 and did not have any distribution-related expenses. The Plan is substantially similar to the plan currently in place for the other series of the Trust. The Plan will be adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the New Fund may pay a fee of up to 0.25% of its average daily net assets for distribution and related administrative services.

     A copy of the Plan is attached to this Proxy Statement as Exhibit C. Because fees under the Plan are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and could cost long-term shareholders more than other types of sales charges. The Plan is contingent upon, and will become effective immediately following the closing of the Reorganization (see Proposal 1), upon approval by the Fund as sole shareholder of the New Fund. Although shareholders will pay distribution and administrative service fees if this Proposal 4 is approved, as a result of the Reorganization, shareholders of the New Fund are expected to pay lower fees overall. The expense table under Proposal 1 above includes information on how expenses differ between the Fund and the New Fund.

     On October 19, 2006, the Board of Directors of the Fund, including the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the "Qualified Directors"), voted to approve the Plan and to recommend its approval to stockholders.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF APPROVAL OF THE PLAN.

TERMS OF THE PLAN

     Under the Plan, which will be adopted in accordance with Rule 12b-1 under the 1940 Act, the New Fund may pay Shay Financial Services, Inc., the Fund's distributor (the "Distributor"), a fee at an annual rate of 0.25% of the average daily net assets of the Fund. However, the Distributor has informed the Fund that it expects to voluntarily waive .10% (10 basis points) of its fees so that the New Fund would pay a fee at an annual rate of .15% (15 basis points) of the average daily net assets of the New Fund. Under the terms of the Plan, the New Fund is authorized to make payments to the Distributor for remittance to brokerage firms, depository institutions and other firms as compensation for distribution and administrative services performed with respect to the New Fund by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of 0.25% of the average daily net assets of the New Fund for activities that are primarily intended to result in sales and retention of the New Fund. Under the Plan, the Distributor is obligated to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the New Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the New Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the New Fund for sale to investors. Payments under the Plan are not tied exclusively to actual distribution and administrative expenses, and the payments may exceed distribution and administrative expenses actually incurred.

     The Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees of the New Fund, and of a majority of the trustees who are not interested persons of the New Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the "Qualified Trustees"). The New Fund's Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount paid by the New Fund without shareholder approval. All material amendments to the Plan must be approved by the Board of Trustees and by the Qualified Trustees. The Plan will terminate automatically upon its assignment and is terminable at any time without penalty by the Qualified Trustees or by a vote of a majority of the outstanding shares of the New Fund on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the New Fund.

BOARD CONSIDERATIONS

     In connection with its consideration and approval of the Plan, the Directors considered the following matters, among others: (i) the fact that the New Fund will be primarily dependent for sales of its shares on broker-dealers, which cannot be expected to sell New Fund shares without compensation; (ii) the likelihood that the Plan will stimulate sales of shares of the New Fund and assist in increasing the asset base of the New Fund in the face of competition from a variety of financial products; (iii) the potential advantages to shareholders of prompt and significant growth of the asset base of the New Fund, including greater liquidity, more investment flexibility and achievement of greater economies of scale; (iv) the formula pursuant to which the payment of fees under the Plan is determined; (v) the reasonableness of the fees to be paid under the Plan in view of the levels and types of services that the Distributor will provide; (vi) the lack of reasonable alternative methods of distribution and payments therefor that would be equally effective; (vii) the trend in the Fund's net purchases and redemptions and the Fund's prior experience in seeking to promote the sale of its shares without a mechanism to fund selling efforts;
(viii) the amount and reasonableness of the Distributor's compensation under the Plan and its effect on the expense ratio of the New Fund and (ix) the fact that any significant increase in the asset value of the New Fund will benefit Shay by increasing its fees. Based on such considerations, the Qualified Directors unanimously concluded that the Plan will be fair to the shareholders of the New Fund (including the former stockholders of the Fund) and is in the best interest of the New Fund and its shareholders and that there is a reasonable likelihood that the Plan will benefit the New Fund and its shareholders.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PLAN.

    PROPOSAL 5: RATIFICATION OF THE ELECTION OF CURRENT TRUSTEES OF THE TRUST

     The Fund will be reorganized into a series of the Trust if stockholders approve all of the proposals described in this Proxy Statement. Except as noted below, the current Directors of the Fund will not serve as Trustees and officers for the New Fund. The individuals listed below currently serve as Trustees of the Trust. The current Trustees of the Trust were previously elected by shareholders of the Trust on April 25, 2005. The stockholders of the Fund are being asked to ratify the election of the individuals listed below as Trustees of the Trust. William A. McKenna, Jr. currently serves as a Director of the Fund. He is also a Trustee of the Trust.

                                                                                                    NUMBER OF PORTFOLIOS
                          POSITION(S) HELD WITH TRUST,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE    IN THE FUND COMPLEX
                           LENGTH OF TIME SERVED AND       YEARS, PRIOR RELEVANT EXPERIENCE AND        OVERSEEN BY THE
 NAME, AGE AND ADDRESS           TERM OF OFFICE                     OTHER DIRECTORSHIPS                   TRUSTEES
-----------------------   ----------------------------   ----------------------------------------   --------------------
INDEPENDENT TRUSTEES

Richard M. Amis           Trustee since 1997.            President, First Federal Community Bank              7
Age: 56                   Indefinite Term of Office      since 1984; Director, First Financial
630 Clarksville Street                                   Trust Company since 1993; and Chairman,
Paris, TX 75460                                          Texas Savings and Community Bankers
                                                         Association from 1997 to 1998.

David F. Holland          Trustee since 1993 and from    Retired; Chairman of the Board, Chief                7
Age: 65                   1988 to 1989. Indefinite       Executive Officer and President,
17 Ledgewood Circle       Term of Office                 BostonFed Bancorp Inc. from 1995 to
Topsfield, MA 01983                                      2005; Chairman of the Board from 1989 to
                                                         2005 and Chief Executive Officer from
                                                         1986 to 2005, Boston Federal Savings
                                                         Bank; Consultant, TD Banknorth since
                                                         2005; Director, TD Banknorth -
                                                         Massachusetts since 2005.

Gerald J. Levy            Vice Chairman of the Board     Chairman since 1984 and Director since               7
Age: 74                   since 1997 and Trustee since   1963, Guaranty Bank (from 1959 to 1984,
4000 W. Brown Deer Road   1982. Indefinite Term of       he held a series of officer's positions,
Milwaukee, WI 53209       Office                         including President); Chairman, United
                                                         States League of Savings Institutions in
                                                         1986; Director, FISERV, Inc. since 1986;
                                                         Director, Republic Mortgage Insurance
                                                         Company since 1995; Director, Guaranty
                                                         Financial since 1992; Director, Federal
                                                         Asset Disposition Association from 1986
                                                         to 1989; Director since 2005 and from
                                                         1978 to 1982, Vice Chairman from 1980 to
                                                         1982, Federal Home Loan Bank of Chicago;
                                                         and Member of Advisory Committee,
                                                         Federal Home Loan Mortgage Corporation
                                                         and Federal National Mortgage
                                                         Corporation from 1986 to 1987.

                                                                                                    NUMBER OF PORTFOLIOS
                          POSITION(S) HELD WITH TRUST,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE    IN THE FUND COMPLEX
                           LENGTH OF TIME SERVED AND       YEARS, PRIOR RELEVANT EXPERIENCE AND        OVERSEEN BY THE
 NAME, AGE AND ADDRESS           TERM OF OFFICE                     OTHER DIRECTORSHIPS                   TRUSTEES
-----------------------   ----------------------------   ----------------------------------------   --------------------
William A. McKenna, Jr.   Trustee since 2002.            Chairman Emeritus and Trustee since                  7
Age: 70                   Indefinite Term of Office      2004, Chairman of the Board and Chief
71-02 Forest Avenue                                      Executive Officer from 1992 to 2004 and
Ridgewood, NY 11385                                      President from 1985 to 2001, Ridgewood
                                                         Savings Bank; Director, RSGroup Trust
                                                         Company since 2004; Director, Retirement
                                                         System Group, Inc. since 1998; Trustee,
                                                         Irish Educational Development
                                                         Foundation, Inc. since 2003; Trustee,
                                                         The Catholic University of America since
                                                         2002; Trustee, RSI Retirement Trust
                                                         since 1998; Director, St. Vincent's
                                                         Services since 1986; Director, Boys Hope
                                                         Girls Hope since 1979; Director, Calvary
                                                         Hospital Fund since 2000; Director, St.
                                                         Aloysius School since 2004; Director,
                                                         American Institute of Certified Public
                                                         Accountants since 2004; Director, AMF
                                                         Large Cap Equity Institutional Fund,
                                                         Inc. (the Predecessor Fund) since 1989;
                                                         and Director, M.S.B. Fund, Inc. from
                                                         1988 to 2003.

Christopher M. Owen       Trustee since 2005.            President and Chief Executive Officer                7
Age: 59                   Indefinite Term of Office      since 1995 and Chief Financial Officer
5615 Chesbro Avenue                                      and Senior Vice President of Operations
San Jose, CA 95123                                       from 1991 to 1995, Meriwest Credit
                                                         Union; Director, Meriwest Mortgage, LLC
                                                         since 1993; Vice President, Manager -
                                                         Financial Markets Group, Westpac Banking
                                                         Corporation from 1983 to 1991.

Maria F. Ramirez          Trustee since 2005.            President and Chief Executive Officer,               7
Age: 58                   Indefinite Term of Office      Maria Fiorini Ramirez, Inc. (global
One Liberty Plaza                                        economic and financial consulting firm)
46th Floor                                               since 1992; Director, Independence
New York, NY 10006                                       Community Bank since 2000; Director,
                                                         Statewide Savings Bank, SLA from 1989 to
                                                         2000; Director, Schroder Hedge Funds
                                                         Bermuda since January 2004; Trustee,
                                                         Pace University since 2000 and Member of
                                                         Pace's Lubin School of Business Advisory
                                                         Board since 1997; Trustee, Notre Dame
                                                         High School since 2001; and Trustee, Big
                                                         Brother and Big Sister N.J. since 2003.

                                                                                                    NUMBER OF PORTFOLIOS
                          POSITION(S) HELD WITH TRUST,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE    IN THE FUND COMPLEX
                           LENGTH OF TIME SERVED AND       YEARS, PRIOR RELEVANT EXPERIENCE AND        OVERSEEN BY THE
 NAME, AGE AND ADDRESS           TERM OF OFFICE                     OTHER DIRECTORSHIPS                   TRUSTEES
-----------------------   ----------------------------   ----------------------------------------   --------------------
INTERESTED TRUSTEES

Rodger D. Shay *+         Chairman of the Board since    Chairman and Director, Shay Investment               7
Age: 70                   1997, Trustee since 1993 and   Services, Inc. and Shay Financial
1000 Brickell Avenue      Trustee from 1985 to 1990.     Services, Inc. since 1997; Director,
Miami, FL 33131           Indefinite Term of Office      Shay Assets Management, Inc. since 1997
                                                         and Chairman from 1997 to 2005;
                                                         President, Chief Executive Officer and
                                                         Member of the Managing Board, Shay
                                                         Assets Management Co. from 1990 to 1997;
                                                         Director, Horizon Bank, FSB from 1999 to
                                                         2005 and Chairman from 1999 to 2002;
                                                         President, U.S. League Securities, Inc.
                                                         from 1986 to 1992 and Director from 1986
                                                         to 1991; Vice President and Assistant
                                                         Secretary, AMF Large Cap Equity
                                                         Institutional Fund, Inc. (the
                                                         Predecessor Fund) since 1995; Vice
                                                         President, M.S.B. Fund, Inc. from 1995
                                                         to 2003 and Director from 2001 to 2003;
                                                         Director, First Home Savings Bank,
                                                         S.L.A. from 1990 to 1998; President,
                                                         Bolton Shay and Company and Director and
                                                         officer of its affiliates from 1981 to
                                                         1985; and employed by certain
                                                         subsidiaries of Merrill Lynch & Co. from
                                                         1955 to 1981 (where he served in various
                                                         executive positions including Chairman
                                                         of the Board, Merrill Lynch Government
                                                         Securities, Inc.; and Managing Director,
                                                         Debt Trading Division of Merrill Lynch,
                                                         Pierce, Fenner & Smith Inc.).

----------
* This trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's Distributor and/or Shay and because of his financial interest in Shay Investment Services, Inc., parent company of Shay and the Distributor.

+ Rodger D. Shay, Jr., trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and a trustee.

                                                                                                    NUMBER OF PORTFOLIOS
                          POSITION(S) HELD WITH TRUST,   PRINCIPAL OCCUPATION(S) DURING PAST FIVE    IN THE FUND COMPLEX
                           LENGTH OF TIME SERVED AND       YEARS, PRIOR RELEVANT EXPERIENCE AND        OVERSEEN BY THE
 NAME, AGE AND ADDRESS           TERM OF OFFICE                     OTHER DIRECTORSHIPS                   TRUSTEES
-----------------------   ----------------------------   ----------------------------------------   --------------------
Rodger D. Shay, Jr.*+     Trustee since 2002.            President and Chief Executive Officer,               7
Age: 47                   Indefinite Term of Office      Shay Financial Services, Inc. since
230 West Monroe Street                                   1997; President, Shay Assets Management,
Suite 2810                President since 2005. Term     Inc. since 2005 and Senior Vice
Chicago, IL 60606         of Office Expires 2007         President from 1997 to 2005; Director,
                                                         Family Financial Holdings, LLC since
                                                         2000; Director, First Financial Bank and
                                                         Trust since 2003; and Director, First
                                                         Federal Savings and Loan of Memphis from
                                                         1989 to 1991.

THE BOARD AND STANDING COMMITTEES

     The Board of Trustees of the Trust has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Audit Committee held two in-person meetings during the year ended October 31, 2006. The Nominating and Governance Committee held two in-person meetings during the year ended October 31, 2006. The Valuation Committee held ___________ meetings during the fiscal year ended October 31, 2006.

     The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David F. Holland, Chair, Richard M. Amis, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez, all of whom are independent trustees.

     The Nominating and Governance Committee is responsible for selection and nomination for election or appointment to the Board of the independent trustees. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. Suggestions and other correspondence should be sent in writing to Daniel K. Ellenwood, Secretary, Asset Management Fund, 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Richard M. Amis, Chair, David F. Holland, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez, all of whom are independent trustees.

     The Valuation Committee, along with the President of the Investment Adviser, are responsible under the Trust's Pricing Procedures for reviewing and considering valuation recommendations by management for securities for which market quotations are not available or that a portfolio manager believes are being significantly mispriced by an independent pricing service. The members of the Valuation Committee are Rodger D. Shay, Jr. (interested trustee) and Maria
F. Ramirez (independent trustee).

TRUSTEES' COMPENSATION

     Independent trustees are compensated for their services according to a fee schedule. Neither the officers of the Trust nor the trustees receive any form of pension or retirement benefit from the Trust. The following table sets forth information regarding compensation paid or accrued during the fiscal year ended October 31, 2006, for each current trustee.

                            AGGREGATE        TOTAL
                          COMPENSATION    COMPENSATION
                            FROM THE     FROM THE FUND
        TRUSTEE             TRUST (1)    AND THE TRUST
        -------           ------------   -------------
INDEPENDENT TRUSTEES
Richard M. Amis              $18,000       $18,000
David F. Holland             $21,000       $21,000
Gerald J. Levy               $21,000       $21,000
William A. McKenna, Jr.      $21,000       $42,000(1)
Christopher M. Owen          $21,000       $21,000
Maria F. Ramirez             $21,000       $21,000

INTERESTED TRUSTEES
Rodger D. Shay               $     0       $     0
Rodger D. Shay, Jr.          $     0       $     0

----------
(1) Includes compensation of $21,000 received by Mr. McKenna as a Director of the Fund.

     The independent trustees receive an annual retainer of $10,000. The board and committee meeting attendance fee is $1,500 for each in-person meeting and $500 for each telephonic meeting.

TRUSTEE OWNERSHIP OF SHARES OF THE TRUST

     The following table sets forth the dollar range of equity securities beneficially owned by each trustee of the Trust (which for each trustee comprises all registered investment companies within the Trust's family of investment companies overseen by him or her), as of October 31, 2006:

                                    AGGREGATE DOLLAR RANGE OF
                                     EQUITY SECURITIES IN ALL
                                      REGISTERED INVESTMENT
                                      COMPANIES OVERSEEN BY
                                       TRUSTEE IN FAMILY OF
        TRUSTEE          NEW FUND      INVESTMENT COMPANIES
        -------          --------   -------------------------
INDEPENDENT TRUSTEES
Richard M. Amis.......     None           [over $100,00]
David F. Holland......     None         [10,001 - 50,000]
Gerald J. Levy........     None           [over 100,000]
William A. McKenna....     None         [10,001 - 50,000]
Christopher M. Owen...     None           [over 100,000]
Maria F. Ramirez......     None                [0]

INTERESTED TRUSTEES
Rodger D. Shay........     None           [over 100,000]
Rodger D. Shay, Jr....     None           [over 100,000]

     As of October 31, 2006, the officers and trustees of the Trust as a group directly owned less than 1% of the shares of the New Fund.

INFORMATION REGARDING THE NEW FUND'S INDEPENDENT REGISTER PUBLIC ACCOUNTING FIRM

     The Board of Directors of the Fund, including a majority of its independent Directors, have selected Ernst & Young LLP ("E&Y"), an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending December 31, 2006. E&Y will not attend the Meeting. PricewaterhouseCoopers LLP ("PWC") serves as the independent registered public accounting firm for the other series of the Trust and it is expected that the Board of Trustees of the Trust will select PWC to audit the financial statements of the New Fund for the 2007 fiscal year.

     Audit Fees

     As E&Y did not serve as the independent registered public accounting firm for any series of the Trust during the Trust's last two fiscal years ended October 31, 2004 and October 31, 2005, E&Y did not charge the Trust any audit fees.

     However, E&Y did bill the Fund audit fees of $17,700 and $18,500 for the fiscal years ended December 31, 2004 and December 31, 2005, respectively.

     Audit Related Fees

     As E&Y did not serve as the independent registered public accounting firm for any series of the Trust during the Trust's last two fiscal years ended October 31, 2004 and October 31, 2005, E&Y did not bill any fees for assurance or related services that were reasonably related to the performance of an audit for any series of the Trust.

     In addition, E&Y did not bill the Fund for any such services for the fiscal years ended December 31, 2004 and December 31, 2005.

     Tax Fees

     As E&Y did not serve as the independent registered public accounting firm for any series of the Trust during the Trust's last two fiscal years ended October 31, 2004 and October 31, 2005, E&Y did not bill any fees for tax compliance, tax advice, or tax planning services relating to the any series of the Trust.

     However, E&Y did bill the Fund fees for the tax audit and returns of $3,700 and $4,000 for the fiscal years ended December 31, 2004 and December 31, 2005, respectively.

     All Other Fees

     During the Trust's last two fiscal years ended October 31, 2004 and October 31, 2005, E&Y did not bill for or provide any other products or services to the Trust.

     In addition, E&Y did not bill the Fund any other fees for the fiscal years ended December 31, 2004 and December 31, 2005, respectively.

     The Trust's Audit Committee Pre-Approval Policies for Audit and Permitted Non-Audit Services

     The Chairman of the Audit Committee of the Trust may grant the pre-approval of services to the Trust for non-prohibited services for engagements of less than $5,000. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

     The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to Shay for engagements of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     As E&Y did not serve as the independent registered public accounting firm for any series of the Trust during the Trust's last two fiscal years ended October 31, 2004 and October 31, 2005, there were no services for the Trust's Audit Committee to pre-approve.

     The aggregate non-audit fees billed by E&Y for services rendered to the Trust, and rendered to Shay, and any entity controlling, controlled by, or under common control with Shay that provides ongoing services to the Trust was $0 and $0 for the fiscal years ended October 31, 2004 and October 31, 2005, respectively.

     As E&Y did not serve as the independent registered public accounting firm for any series of the Trust during the Trust's last two fiscal years ended October 31, 2004 and October 31, 2005, the Audit Committee of the Board of Trustees for the Trust has not considered whether the provision of non-audit services that were rendered to Shay and any entity controlling, controlled by, or under common control with Shay that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining E&Y's independence.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS RATIFY THE ELECTION OF THE CURRENT TRUSTEES OF THE TRUST.

                          DISTRIBUTOR AND ADMINISTRATOR

     Set forth below are the names and addresses of the Fund's administrator and distributor.

ADMINISTRATOR                    DISTRIBUTOR
BISYS Fund Services Ohio, Inc.   Shay Financial Services, Inc.
3435 Stelzer Road                230 West Monroe Street, Suite 2810
Columbus, Ohio 43219             Chicago, Illinois 60606

     During the fiscal year ended December 31, 2005 and the six month period ended June 30, 2006, the Fund paid BISYS Fund Services Ohio $88,422 and $37,620, respectively, for providing administrative services to the Fund. During the Fund's the fiscal year ended December 31, 2005 and the six month period ended June 30, 2006, the Fund paid no fees to the Fund's Distributor. If stockholders approve the proposals described in this Proxy Statement, administrative and distribution services will continue to be provided by BISYS Fund Services Ohio and the Distributor, respectively, under agreements with the Trust.

                       PROPOSAL 6: DISSOLUTION OF THE FUND

     Following the Reorganization, the Fund will not have any assets and will cease its business as an investment company. The Reorganization Plan contemplates that following the Reorganization and the deregistration of the Fund as an investment company, the Fund will be dissolved. Stockholder approval of the dissolution of the Fund is required under Section 1001 of the New York Business Corporation Law. The Board of Directors of the Fund has approved the dissolution of the Fund, subject to the approval of the stockholders and the consummation of the Reorganization. If the Reorganization is not completed, the Fund will remain in existence and will continue operations as a separate mutual fund, subject to such further actions that may be approved by the Board of Directors in that event.

     Following the dissolution of the Fund, the Fund may not carry on any business except for the purpose of winding up its affairs, and the Fund and its Board of Directors will continue to have such corporate power as may be necessary for that purpose. Because the Fund is transferring all of its assets to the New Fund, the Fund does not contemplate making any final liquidating distribution to its stockholders other than the distribution of the shares of the New Fund received in the Reorganization.

     The dissolution of the Fund will not affect any remedy available to or against the Fund, its Directors, officers or stockholders for any right or claim existing or any liability incurred before such dissolution, except as provided in Section 1007 (Notice to creditors; filing or barring claims) or 1008 (Jurisdiction of supreme court to supervise dissolution and liquidation) of the New York Business Corporation Law.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF APPROVAL OF THE DISSOLUTION OF THE FUND.

                    ADDITIONAL INFORMATION ABOUT THE MEETING

GENERAL

     This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of Fund or Shay. The costs of preparing, printing and mailing the Proxy Statement, and all other costs incurred in connection with the solicitation of proxies will be paid by the Fund.

QUORUM AND VOTING

     A majority of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the meeting but which have not been voted.

     For purposes of the proposals, abstentions will have the effect of a "no" vote.

     Proposals 1 and 6 require the affirmative vote of two-thirds of the outstanding shares of the Fund. Proposals 2, 3 and 4 require the affirmative vote of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date. Proposal 5, ratification of the trustees, requires the affirmative vote of a majority of the shares cast at the Meeting.

     In the event that the necessary quorum to transact business or the votes required to approve a proposal are not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the majority of the Fund's shares present in person or represented by proxy at the Meetings. The persons named as proxies will vote in favor of such adjournment those proxies that have been voted in favor of all proposals and they will vote against any such adjournment those proxies that have been voted against any of the proposals.

DISSENTER'S RIGHTS

     The proposed Reorganization involves the sale of substantially all of the Fund's assets. Accordingly, pursuant to Section 910 of New York Business Corporation Law, holders of the Fund's shares at the close of business on the Record Date have the right to dissent from Proposal 1 and, if Proposal 1 is approved and the Reorganization is consummated, receive payment of the fair value of their Fund shares (in lieu of receiving the New Fund shares they would otherwise receive pursuant to the Reorganization) by complying with the requirements of Section 623 of New York Business Corporation Law. Among other things, Section 623 requires that any such stockholder who wishes to exercise such appraisal rights must not vote in favor of Proposal 1, and must file with the Fund, before stockholders vote on Proposal 1 a written objection which must include a notice of his election to dissent, his name and residence address, the number of shares as to which he dissents (stockholders may not dissent as to less than all of their shares) and a demand for payment of the fair value of his shares if the Reorganization is effected. A summary of the material terms of
Section 623 is set forth as Appendix 2 to this Proxy Statement.

     Notwithstanding the requirements of the New York Business Corporation Law, the exercise of any dissenter's rights is subject to the "forward pricing" requirements of Rule 22c-1 under the 1940 Act, and that Rule supersedes any contrary provisions of state law, including Sections 910 and 623 of the New York Business Corporation Law. Rule 22c-1 prohibits the Fund from redeeming or repurchasing any of its shares except at a price based on the current net asset value of such shares which is next computed after receipt of the tender of the shares for redemption. Accordingly, the exercise of any dissenter's rights would not result in any payment to a stockholder that is greater than the proceeds the stockholder would have received by redeeming his shares.

PRINCIPAL STOCKHOLDERS

     To the best of the Fund's knowledge, as of October 31, 2006, no person owned beneficially more than five percent (5%) of the Fund's outstanding shares, except as set forth in Appendix 3 to this Proxy Statement.

BENEFICIAL OWNERSHIP OF SHARES BY FUND MANAGEMENT

     The following table sets forth the number of shares of the Fund beneficially owned by each Director and the Directors and officers of the Fund as a group as of October 31, 2006, which beneficial ownership results from ownership of Fund shares by institutions for which they serve as a Director, Trustee or officer.

    NAME OF DIRECTOR      FUND SHARES OWNED   PERCENTAGE
    ----------------      -----------------   ----------
Ralph F. Brouty                   [
Joseph R. Ficalora
William C. McGarry
William A. McKenna, Jr.
Daniel J. Devine
Chris C. Gagas
Michael J. Hegarty
Michael R. Kallet
Robert E. Kernan, Jr.
Clifford M. Miller
Vincent F. Palagiano
Michael J. Pollock
John M. Scarchilli
Charles M. Sprock
ALL DIRECTORS AND
   OFFICERS AS A GROUP

SUBMISSION OF STOCKHOLDER PROPOSALS

     Under New York law, the Fund is required to hold annual stockholders meetings and may hold special meetings, as required or deemed desirable. However, the Trust does not generally hold shareholder meetings, but will hold special meetings as required or deemed advisable. Because the Trust does not hold regular shareholder meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting of the Trust or series thereunder should send their written proposals to the Secretary of the Trust. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

DIRECTORS AND OFFICERS

     Information about the Fund's current Directors and officers, including their names, positions with the Fund, and association with Shay is set forth in Appendix 3. The address for each individual, unless otherwise noted, is c/o Shay Assets Management, Inc., 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606.

OTHER MATTERS TO COME BEFORE THE MEETINGS

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. STOCKHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                        By Order of the Board of Directors


                                        ----------------------------------------
                                        Rodger D. Shay
                                        Assistant Secretary

_______________, 2006

                                    EXHIBIT A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of __________, 2006, by and among Asset Management Fund, a Delaware statutory trust, with its principal place of business at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606 (the "Acquiring Trust"), with respect to Large Cap Equity Fund, a newly created shell series of the Acquiring Trust (the "Acquiring Fund"), and Asset Management Fund Large Cap Equity Institutional Fund, Inc., a New York corporation, with its principal place of business at 655 Third Avenue, New York, New York 10017 (the "Selling Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds").

     The Selling Fund intends to change its identity through a "Reorganization" within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for full and fractional shares of beneficial interest, no par value per share, of the Acquiring Fund ("Acquiring Fund Shares") to be issued by the Acquiring Trust; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1) hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Acquiring Trust and the Selling Fund are open-end, registered management investment companies and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund was established by the Acquiring Trust for the purpose of acquiring the assets of the Selling Fund, and is authorized to issue its shares of beneficial interest;

     WHEREAS, the Trustees of the Acquiring Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the Directors of the Selling Fund have determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND
        SHARES AND THE ASSUMPTION OF THE SELLING FUND'S LIABILITIES AND
                        LIQUIDATION OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares equivalent in number and in value to the Selling Fund shares outstanding immediately prior to the closing (the "Closing") provided for in paragraph 3.1; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the Closing.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements as of December 31, 2005 and its most recent unaudited financial statements as of June 30, 2006, which contain a list of all of the Selling Fund's assets as of the date of such statements. The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     1.3 LIABILITIES TO BE ASSUMED. At the Closing, the Acquiring Fund shall assume all of the Selling Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable or existing at the Closing Date and whether or not specifically referred to in this Agreement. In furtherance of the foregoing, to the extent not fully accrued for prior to the Closing Date, the Acquiring Fund shall pay the costs and expenses of the Selling Fund in connection with the deregistration of the Selling Fund as an investment company, the making of any necessary post-Closing filings with federal or state authorities and the dissolution of the Selling Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, the Selling Fund shall make any filings with the state of New York that may be required under the laws of the state of New York, effective as of the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the Valuation Time (as defined in paragraph 2.1) (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent and shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in number and in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to Selling Fund Shareholders.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Except as otherwise agreed to by the parties, any reporting responsibility of the Selling Fund for periods ending on or prior to the Closing Date, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, and the responsibility for providing tax reporting forms to Selling Fund Shareholders is and shall remain the responsibility of the Selling Fund until the date of dissolution of the Selling Fund, but the Acquiring Fund or the Acquiring Trust shall pay the costs and expenses associated therewith, to the extent such costs and expenses have not been fully accrued for prior to the Closing Date. Thereafter, the responsibility shall be that of the Acquiring Fund. In either case, these responsibilities will be performed by the Funds' administrator, BISYS Fund Services Ohio, Inc. ("BISYS").

     1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5, its deregistration as an investment company under the Investment Company Act of 1940 (the "1940 Act") and the making of any necessary filings with federal and state authorities.

     1.10 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") (such time being hereinafter called the "Valuation Time") on the Closing Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties. Prior to the Closing, the Acquiring Fund will cause its valuation procedures with respect to valuing securities of the type held by the Selling Fund to be consistent with the valuation procedures of the Selling Fund as set forth in the then-current prospectus of the Selling Fund.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares on the Closing Date shall be calculated using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or, in either case, such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the assets and liabilities of the Selling Fund shall be the number of shares having, upon the Closing, an aggregate net asset value equal to the net asset value of the Selling Fund at the Valuation Time.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act.

                                  ARTICLE III

                          CLOSING AND THE CLOSING DATE

     3.1 CLOSING DATE. The Closing shall occur on January 8, 2007, or such other date(s) as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall cause its Custodian, The Bank of New York (the "Custodian"), to deliver at or prior to the Closing a certificate of an authorized officer stating that the Selling Fund has properly instructed the Custodian to deliver the Selling Fund's portfolio securities, cash and any other assets to the Acquiring Fund as of the Closing Date. The Selling Fund shall also cause the Custodian to deliver on the business day immediately following the Closing Date a confirmation of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent, BISYS, to deliver on the Closing Date a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BISYS, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. On the Closing Date, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

          (a) The Selling Fund is a corporation that is duly organized, validly existing and in good standing under laws of the state of New York.

          (b) The Selling Fund is registered as an open-end management investment company under the 1940 Act, and the Selling Fund's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Selling Fund's certificate of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound, except for the consents of the Selling Fund's service providers that may be required for the assignment of the applicable service agreements to the Acquiring Fund.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.2 hereof.

          (f) Except as otherwise disclosed in writing to the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Selling Fund as of December 31, 2005 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of December 31, 2005, and there are no known contingent liabilities of the Selling Fund as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Selling Fund as of June 30, 2006 and for the semi-annual period then ended have been prepared in accordance with generally accepted accounting principles, (copies of which have been furnished to the Acquiring Fund) and such statements fairly reflect the financial condition of the Selling Fund as of June 30, 2006, and there are no contingent liabilities of the Selling Fund as of such date that are required to be disclosed but are not disclosed in such statements.

          (h) Since June 30, 2006, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

          (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under New York state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the Securities Act of 1933 ("the 1933 Act") and other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund, subject to approval by the Selling Fund Shareholders. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement of bankruptcy, insolvency, Reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable federal securities and other laws and regulations.

          (n) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its last taxable year ending on or prior to its liquidation.

          (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or New York state law for the execution of this Agreement by the Selling Fund, except for the filing of any documents that may be required under New York law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2 and the Selling Fund must make any filings or submissions required by Section 25 of the 1940 Act.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (b) Before the Closing Date, the Acquiring Fund will be a duly established and designated series of the Acquiring Trust, a statutory trust that is duly organized, validly existing and in good standing under the laws of the state of Delaware, and the Acquiring Trust will have power to carry on its business as it is now being conducted and to carry out this Agreement.

          (c) The Acquiring Fund has not commenced operations and will not do so until after the Closing.

          (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, any provision of the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (f) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject as to enforcement of bankruptcy, insolvency, Reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (g) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing

Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable. As of the Closing, the Acquiring Fund will not have any outstanding shares or any outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and will not have any outstanding securities convertible into any of the Acquiring Fund shares.

          (h) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (i) From the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (j) The Acquiring Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements of Subchapter M for qualification and treatment as a RIC for its taxable year that includes the Closing Date and shall continue to qualify as a RIC under the Code.

          (k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware state law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the filing of any documents that may be required under Delaware state law and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

          (l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date. Without limiting the foregoing, the Acquiring Fund agrees to use all reasonable efforts to prepare and file the registration statements referred to in paragraph 8.6 and to cause such registration statements to become effective.

                                   ARTICLE V

      COVENANTS OF THE ACQUIRING TRUST, ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Fund will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate. Upon reasonable notice, the Selling Fund's officers and agents shall have reasonable access to the Acquiring Trust's books and records necessary to maintain current knowledge of the Acquiring Trust and Acquiring Fund and to ensure that the representations and warranties made by the Acquiring Trust are accurate.

     5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, BISYS, as administrator to the Selling Fund, shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Fund's Treasurer.

     5.8 PREPARATION OF PROXY STATEMENT. The Selling Fund will prepare a proxy statement (the "Proxy Statement") relating to the transactions contemplated by this Agreement. Each party will provide the other party with the materials and information necessary to prepare the Proxy Statement of the Selling Fund (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 OBLIGATIONS OF THE ACQUIRING FUND. The Acquiring Trust will cause the Acquiring Fund to be organized as provided herein and to comply with the obligations and commitments of the Acquiring Fund pursuant to this Agreement.

     5.10 COMPLIANCE WITH FUND GOVERNANCE STANDARDS. The Acquiring Trust will comply with the requirements of Rule 17a-8(4) under the 1940 Act, to the extent required by law.

     5.11 STATEMENT OF ASSETS AND LIABILITIES. The Acquiring Fund will furnish to the Selling Fund on the Closing Date a statement of assets and liabilities of the Acquiring Fund as of the Valuation Time setting forth the value of the Acquiring Fund's assets and liabilities as of such time, which statement shall be certified by the Acquiring Trust's treasurer or assistant treasurer.

     5.12 APPROVAL OF ADVISORY AGREEMENT AND ADOPTION OF RULE 12b-1 PLAN. Immediately after the Closing, the Acquiring Trust, on behalf of and with respect to the Acquiring Fund, will enter into the investment advisory agreement with Shay Assets Management and adopt the Rule 12b-1 plan upon the approval by the Selling Fund as sole shareholder of the Acquiring Fund of such agreement and plan.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect.

     6.2 The Selling Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C. dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

          (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and such registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement of bankruptcy, insolvency, fraudulent transfer, Reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Any regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Trust under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

          (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

     6.3 The Acquiring Trust shall not be subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Fund's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Hughes Hubbard & Reed LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Selling Fund is a corporation validly existing under the laws of the state of New York.

          (b) The Selling Fund is registered as an open-end management investment company under the 1940 Act and such registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement of bankruptcy, insolvency, fraudulent transfer, Reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Any regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling Fund under the federal laws of the United States or the laws of New York for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

          (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Fund's Certificate of Incorporation or bylaws.

     7.4 The Selling Fund shall not be subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

     7.5 From the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                         ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund's certificate of incorporation and bylaws, applicable New York state law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund's operation as a series of an open-end investment company.

     8.3 Before the Closing, the shareholders of the Selling Fund shall have either (i) elected a new Board of Directors, as specified in the Proxy Statement, to take office immediately prior to the Closing and to serve until the Closing of the Reorganization or (ii) ratified the Board of Trustees of the Acquiring Trust, as specified in the Proxy Statement.

     8.4 Immediately upon delivery to the Selling Fund of the Acquiring Fund Shares, the Selling Fund as the then sole shareholder of the Acquiring Fund shall have voted for the investment advisory agreement with Shay Assets Management and the Rule 12b-1 plan, as approved by Selling Fund Shareholders.

     8.5 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.6 The post-effective amendment to the Acquiring Trust's registration statement on Form N-1A relating to the Acquiring Fund under the 1933 Act and the 1940 Act, as applicable, and any necessary registration statement under the 1933 Act relating to the sale of the Acquiring Fund's shares to the Selling Fund hereunder and the distribution thereof to the shareholders of the Selling Fund shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.7 The parties shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C. addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

          (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "Reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a Reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

          (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization;

          (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization; and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz, P.C. may reasonably request, and the Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.7.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Subject to paragraph 1.3 and paragraph 1.8, the Selling Fund will pay the expenses associated with the Reorganization except those set forth in paragraph 9.2 as being paid by the Acquiring Fund; provided, however, that if the Reorganization is not consummated, the Selling Fund and the Acquiring Trust shall each bear 50% of the expenses associated with the Reorganization, unless the Reorganization is terminated by the Selling Fund pursuant to paragraph 11.2 for which case the Selling Fund will pay the expenses associated with the Reorganization as otherwise described herein. Subject to paragraph 1.3 and paragraph 1.8, the expenses to be paid by the Selling Fund include, but are not limited to: (a) expenses associated with the preparation, printing and mailing of the Proxy Materials, including any legal fees incurred in connection with preparing such materials; (b) any solicitation costs of the transaction; (c) legal fees and expenses incurred in connection with creating documentation for the Reorganization, such as this Agreement, opinions required by this Agreement and the registration statement for the Acquiring Fund; (d) Selling Fund accounting fees; (e) Selling Fund legal fees; and (f) fees payable to the Directors of the Selling Fund for participation in any special meetings related to the Reorganization.

     9.2 Subject to paragraph 1.3 and paragraph 1.8, the Acquiring Fund will pay only those expenses associated with the Reorganization related to holding a meeting of trustees to approve the Reorganization.

     9.3 The Acquiring Trust and the Selling Fund represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Fund agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date and the obligations of the Acquiring Fund and Selling Fund in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Trust or the Selling Fund may at its option terminate this Agreement with respect to the Reorganization at or before the Closing Date due to:

          (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 The Selling Fund may terminate this Agreement if the Board of Directors of the Selling Fund determined that circumstances have developed that, in the good faith opinion of such Board of Directors, make proceeding with the Reorganization not in the best interests of the Selling Fund or the Selling Fund's shareholders.

     11.3 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or their respective Directors, Trustees or officers, to the other party or its Directors, Trustees or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                   ARTICLE XII

                                   AMENDMENTS

     12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Fund as specifically authorized by their respective Boards of Trustees or Directors; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust on its behalf and on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the trust instrument of the Acquiring Trust.

     13.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents or employees of the Selling Fund personally, but shall bind only the property of the Selling Fund, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Directors of the Selling Fund and signed by authorized officers of the Selling Fund, acting as such. Neither the authorization by such Board of Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Fund.

                                   ARTICLE XIV

                                     NOTICES

     14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Fund, 655 Third Avenue, New York, New York 10017, or to the Acquiring Trust, 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606, or to any other address that the Selling Fund or the Acquiring Trust shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        ASSET MANAGEMENT FUND
                                        On behalf of itself and the
                                        Large Cap Equity Fund


                                        By:
                                            ------------------------------------
                                        Name: Rodger D. Shay, Jr.
                                        Title: President


ACKNOWLEDGED:


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                        ASSET MANAGEMENT FUND LARGE CAP EQUITY
                                        INSTITUTIONAL FUND, INC.


                                        By:
                                            ------------------------------------
                                        Name: Joseph R. Ficalora
                                        Title: President


ACKNOWLEDGED:


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT B

                       FORM OF NEW FUND ADVISORY AGREEMENT

     This Agreement made and entered into as of [________________], by and between Asset Management Fund, a Delaware statutory trust (the "Fund") on behalf of its series Large Cap Equity Fund (the "Portfolio") and Shay Assets Management, Inc., a Florida corporation (the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Portfolio pursuant to this Agreement, and the Adviser is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth the parties hereto agree as follows:

     1. Advisory Services. The Fund hereby appoints Adviser to act as investment adviser for the Portfolio, and Adviser accepts such appointment for the period and on the terms set forth in this Agreement. The Fund, at its option, may also appoint the Adviser to act as investment adviser hereunder with respect to assets belonging to any other Portfolio from time to time created by the Fund, but the Adviser shall not be required to accept such appointment. Adviser shall furnish investment research and advice to the Portfolio and shall manage the investment and reinvestment of the assets of the Portfolio and its business affairs and matters incidental thereto, all subject to the supervision of the Board of Trustees of the Fund, provisions of the Declaration of Trust, as amended or supplemented, and By-laws of the Fund and any resolutions, rules or regulations adopted by the Board of Trustees of the Fund. Adviser shall for all purposes herein provided be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent for the Fund. The Fund shall also be free to retain, at its own expense, other persons to provide it with any services whatsoever including, but not limited to, statistical, factual or technical information or advice. The services of Adviser herein provided are not to be deemed exclusive and Adviser shall be free to render similar services or other services to others.

     2. Duties of Adviser. Subject to the general supervision of the Board of Trustees of the Fund, the Adviser shall, employing its discretion, manage the investment operations of the Portfolio and the composition of the Portfolio of securities and investments (including cash) belonging to the Portfolio, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions for such Portfolio as stated in the Prospectus (as defined in section 3(f) of this Agreement) and subject to the following understandings:

          (a) The Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time what investments or securities will be purchased, retained or sold by the Fund with respect to such Portfolio, and what portion of the assets belonging to such Portfolio will be invested or held uninvested as cash.

          (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

          (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, the By-Laws and Prospectus of the Fund and with the instructions and directions of the Board of Trustees of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations.

          (d) The Adviser shall determine the securities to be purchased or sold by the Fund with respect to the Portfolio and, as agent for the Fund on behalf of such Portfolio, will effect Portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities. In placing orders with brokers and/or dealers the Adviser intends to seek the best price and execution for purchases and sales and will comply with such polices with respect to brokerage as all set forth in the Fund's Registration Statement and Prospectus or as the Fund's Board of Trustees may adopt from time to time.

          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio of the Fund as well as another portfolio of the Fund or other portfolios of the Fund and/or as well as other customers, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to the Fund with respect to each portfolio and, if applicable, to such other customers.

          (e) The Adviser shall maintain books and records with respect to the securities transactions of the Portfolio and shall render to the Fund's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request.

          (f) The Adviser shall provide the Fund's custodian with respect to the Portfolio on each Business Day (as defined in the Prospectus) with information relating to all transactions concerning the assets belonging to such Portfolio, except redemptions of and any subscriptions for Fund shares of such Portfolios.

     3. Delivery of Documents. The Fund delivered copies of each of the following documents to the Adviser and will promptly notify it of and deliver to it all future amendments and supplements, if any:

          (a) Declaration of Trust of the Fund, filed with the Office of the Secretary of State of the State of Delaware, as presently in effect and as amended or restated from time to time, being herein called the "Declaration of Trust."

          (b) By-Laws of the Fund (such By-Laws, as presently in effect and as amended from time to time, being herein called the "By-Laws").

          (c) Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Adviser and approving the form of this Agreement.

          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement") as filed with the

               Securities and Exchange Commission (the "Commission") relating to the Portfolio, and all amendments thereto.

          (e) Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the Commission on August 12, 1982.

          (f) Current prospectus or prospectuses of the Fund with respect to the Portfolio (such prospectus or prospectuses as presently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     4. Employees of Adviser. The Adviser shall authorize and permit any of its Directors, officers and employees who may be elected as trustees or officers of the Fund to serve in capacities in which they are elected.

     5. Books and Records. The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to section 2(e) of this Agreement. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the period prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

     6. Expenses. During the term of this Agreement the Adviser will pay all expenses (including without limitation the compensation of all its directors, officers and employees serving as trustees or officers of the Fund pursuant to section 4 of this Agreement) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any.

     7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay the Adviser a fee based on the average net assets of the Portfolio, computed daily and payable monthly, at the annual rate of .65% for the first $250 million and .55% for assets over $250 million.

     8. Limitation of Liability. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and in the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     9. Effective Date and Term. This Agreement shall become effective on the date first written above, provided that the Agreement is approved by a majority of the outstanding voting shares (as defined in the 1940 Act) of the Portfolio. This Agreement shall remain in effect until March 1, 2008, and shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting shares (as defined in the 1940 Act) of the Portfolio or by vote of the Fund's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated by the Fund with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Portfolio, as the case may be, on sixty (60) days' written notice to the Adviser, or by the Adviser, without the payment of any penalty, on ninety (90) days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting shares (as defined in the 1940
Act) of the Portfolio, to the extent required by law.

     11. Notices. Notices of any kind to be given to the Adviser by the Fund shall be in writing and shall be duly given if mailed or delivered to the Adviser at 230 W. Monroe, Suite 2810, Chicago, IL 60606, Attention: President, or at such other address or to such other individual as shall be specified by the Adviser to the Fund in accordance with this section 11. Notices of any kind to be given to the Fund by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Fund at Asset Management Fund, 230 W. Monroe, Suite 2810, Chicago, IL 60606, Attention: President, or at such other address or to such other individual as shall be specified by the Fund to the Adviser in accordance with this section 11.

     12. Authority. The trustees have authorized the execution of this Agreement in their capacity as trustees and not individually and the Adviser agrees that neither the shareholders nor the trustees nor any officer, employee, representative or agent of the Fund shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Fund, that the stockholders, trustees, officers, employees, representatives and agents of the Fund shall not be personally liable hereunder, and that it shall look solely to the property of the Fund for the satisfaction of any claim hereunder.

     13. Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Illinois.

     14. Multiple Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed to be an original, but which together shall constitute one and the same instrument.

     15. Captions. The captions of the sections are for descriptive purposes only and are not intended to limit or otherwise affect the content of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of [_____________]

                                        ASSET MANAGEMENT FUND
                                        ON BEHALF OF LARGE CAP EQUITY FUND


                                        By:
                                            ------------------------------------
                                            Rodger D. Shay, Jr.
                                        Its: President

ATTEST:


By:
    ---------------------------------
     Dan Ellenwood
Its: Secretary


                                        SHAY ASSETS MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                            Rodger D. Shay, Jr.
                                        Its: President


ATTEST:


By:
    ---------------------------------
    Dan Ellenwood
Its: Assistant Vice President

                                    EXHIBIT C

                      ASSET MANAGEMENT FUND RULE 12B-1 PLAN

     The plan ("Plan") described below is adopted pursuant to the provisions of Rule 12b-1 ("Rule 12b-1") under the Investment Company Act of 1940 (the "1940 Act") by the Board of Trustees ("Board") of Asset Management Fund ("Trust"), including a majority of the members of the Board who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto. The Trust currently has authorized the issuance of units of beneficial interest ("Shares") in seven (7) funds, the Money Market Fund (which has two classes of shares, the Class I Shares and the Class D Shares), Ultra Short Mortgage Fund, Short U.S. Government Securities Fund, Intermediate Mortgage Securities Fund, U.S. Government Mortgage Securities Fund, Ultra Short Fund and Large Cap Equity Fund (collectively referred to as the "Funds" and individually referred to as a "Fund") and the Trust desires to adopt the Plan with respect to the Funds that are presently designated and such other series or classes as may hereafter be designated by the Board of Trustees ("Additional Fund"). The Board having determined that there is a reasonable likelihood that the following described Plan as amended will benefit the Trust and its shareholders and that said Plan is otherwise in the best interests of the Trust and its shareholders, hereby adopts and approves the Plan, and the related agreements described herein.

     16. The Plan is adopted in order to induce firms (including brokerage firms, depository institutions and other firms) to provide distribution and administrative services to the Trust and its shareholders and to enable the Trust to compensate such firms (including brokerage firms, depository institutions and other firms) to provide distribution and administrative services to the Trust and its shareholders and to enable the Trust to compensate such firms (including depository institutions and other firms) for certain expenses associated with the distribution services (in the case of broker-dealer and other firms) and administrative services (in the case of all firms) to be provided under the Plan.

     17. Amounts paid under the Plan shall comply with the guidelines concerning asset-based sales charges as set forth in the Conduct Rules of the National Association of Security Dealers, Inc.

     18. As full compensation under the Agreement, the Trust will pay the Trust's Distributor (i) a fee at an annual rate equal to 0.15 of 1% per annum of the combined average daily net assets of the Short U.S. Government Securities Fund and the I Shares Class of the Money Market Fund of the Trust (the "Combined Assets") up to and including $0.5 billion; at an annual rate equal to 0.125 of 1% per annum of the Combined Assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10 of 1% per annum of the Combined Assets between $1.0 billion and $2.0 billion; and at an annual rate equal to 0.075 of 1% per annum of the Combined Assets over $2.0 billion; (ii) a fee with respect to each of the U.S. Government Mortgage Securities Fund and the Intermediate Mortgage Securities Fund at an annual rate equal to 0.15 of 1% per annum of the average daily net assets of each Fund up to and including $0.5 billion; at an annual rate equal to 0.125 of 1% per annum of the average daily net assets between $0.5 billion and $1.0 billion; at an annual rate equal to 0.10 of 1% per annum of the average daily net assets between $1.0 billion and $1.5 billion; and 0.075 of 1% per annum of the average daily net assets over $1.5 billion; (iii) a fee with respect to each of the Ultra Short Mortgage Fund, Ultra Short Fund and Large Cap Equity Fund at an annual rate equal to 0.25 of 1% per annum of the average daily net assets of each Fund; and (iv) a fee with respect to the D Shares Class of the Money Market Fund at an annual rate equal to 0.60 of 1% per annum of the average daily net assets of the class.

     This fee for each month will be paid to the Distributor during the succeeding month. In the event the Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, the fee for the part of the month the Agreement is in effect will be prorated in a manner consistent with the calculation of fees set forth above.

     19. At least quarterly, the Trust's Distributor will provide the Treasurer of the Trust for submission to and review by the Trust's Board of Trustees, the Treasurer of the Trust will submit to the Trust's Board of Trustees, and the Trust's Board of Trustees will review, a written report of the amounts expended under this Plan and the purposes for which the expenditures were made.

     20. This Plan will become effective as to each Fund upon approval by at least a majority of the outstanding voting shares (as defined in the Act) of each Fund and upon approval by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the Plan ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plan.

     21. The Plan will continue in effect until March 1, 2007, and shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if approved at least annually by a vote of the Board of Trustees of the Trust and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the Plan or by a majority of the outstanding shares (as defined in the Act) of the Trust. The Plan will terminate automatically upon assignment (as defined in the Act) and is terminable at any time without penalty by a majority of the Trust's Qualified Trustees or by at least a majority of the outstanding voting shares (as defined in the Act) of the Trust on 60 days' written notice to the Trust's Distributor, or by the Trust's Distributor on 90 days' written notice to the Trust.

     22. This Plan may not be amended to increase materially the amount to be spent for the services, facilities, personnel and assistance of the Trust's Distributor described herein without approval of the shareholders of the Trust, and all material amendments of the Plan must be approved by a vote of the Board of Trustees of the Trust and of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the amendment.

     23. So long as this Plan is in effect, the Board of Trustees of the Trust intends to satisfy the fund governance standards as defined in Rule 0-1(a)(7) of the Act, as effective, including that the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust will be committed to the discretion of the Trustees who are themselves not interested persons (as so defined) of the Trust.

     24. The Trust will preserve copies of this Plan and all reports made pursuant to Paragraph 8 above for a period of not less than six years from the date of the Plan or any such report, as the case may be, the first two years in an easily accessible place.

                                   APPENDIX 1

                         DIRECTORS AND OFFICERS OF SHAY

     Rodger D. Shay, Chairman and Director, Shay Investment Services, Inc. since 1997; Chairman and Director, Shay Financial Services, Inc. since 1997; Director, Shay Assets Management, Inc. since 1997 (Chairman from 1997 to 2005); Director, Horizon Bank, FSB since 1999 (Chairman from 1999 to 2002); Vice President and Assistant Secretary, AMF Large Cap Equity Institutional Fund, Inc. since 1995; Trustee, Asset Management Fund since 1993 (Chairman since 1997); Vice President, M.S.B. Fund, Inc. from 1995 to 2003 (Director from 2001 to 2003).

     Rodger D. Shay, Jr., President and Chief Executive Officer, Shay Financial Services, Inc. since 1997; President, Shay Assets Management, Inc. since 2005 (Senior Vice President from 1997 to 2005); Trustee and Vice President, Asset Management Fund since 2002 (President since 1995); Director, Family Financial Holdings, LLC since 2000; Director, First Financial Bank and Trust since 2003.

     Robert T. Podraza, Vice President, Shay Investment Services, Inc. since 1990; Vice President since 1990 and Chief Compliance Officer since 1997, Shay Financial Services, Inc.; Vice President, Shay Assets Management, Inc. since 1990 (Chief Compliance Officer from 1997 to 2004); Vice President and Assistant Treasurer, Asset Management Fund since 1998.

     Daniel K. Ellenwood, Chief Compliance Officer, Shay Assets Management, Inc. since 2004 (Operations/Compliance Officer from 2003 to 2004 and Operations Manager from 1997 to 2003); Compliance Analyst, Shay Financial Services, Inc. since 1996; Secretary and Anti-Money Laundering Compliance Officer, Asset Management Fund since 1998; AMF Large Cap Equity Institutional Fund, Inc., Anti-Money Laundering Compliance Officer since 2003.


                               Appendix 1 - Page 1

                                   APPENDIX 2

   SUMMARY OF THE MATERIAL PROVISIONS OF SECTION 623 OF THE NEW YORK BUSINESS
                                 CORPORATION LAW

     The proposed Reorganization involves the sale of substantially all of the Fund's assets. Accordingly, pursuant to Section 910 of New York Business Corporation Law, holders of the Fund shares at the close of business on the Record Date have the right to dissent from Proposal 1 and, if Proposal 1 is approved and the Reorganization is consummated, receive payment of the fair value of their Fund shares (in lieu of receiving the New Fund shares they would otherwise receive pursuant to the Reorganization) by complying with the requirements of Section 623 of New York Business Corporation Law.

     Section 623 requires that any such stockholder who wishes to exercise such appraisal rights must not vote in favor of Proposal 1, and must file with the Fund, before stockholders vote on Proposal 1, a written objection which must include a notice of his election to dissent, his name and residence address, the number of shares as to which he dissents (stockholders may not dissent as to less than all of their shares) and a demand for payment of the fair value of his shares if the Reorganization is effected. Such objection is not required from any stockholder who held the Fund shares as of the record date to whom the Fund did not give proper notice of the Meeting. A negative vote on Proposal 1 does not constitute a "written objection" required to be filed by a dissenting stockholder.

     Within 10 days after the vote of stockholders authorizing Proposal 1, the Fund must give written notice of such authorization to each dissenting stockholder who filed written objection or from whom written objection was not required. Any stockholder from whom written objection was not required and who elects to dissent from Proposal 1 must file with the Fund, within 20 days after the giving of such notice to him, a written notice of such election, stating his name and residence address, the number of shares as to which he dissents and a demand for payment of the fair value of his shares. At the time of filing the notice of election to dissent or within one month thereafter, the stockholder must submit the certificates, if any, representing his shares to the Fund or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Failure to submit the certificates for such notation may result in the loss of appraisal rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Reorganization, whichever is later (but not later than 90 days after the stockholders' vote authorizing Proposal 1), the Fund must make a written offer (which if the Reorganization has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for his shares at a specified price which the Fund considers to be their fair value. If the Fund fails to make the offer within such 15-day period, or if any dissenting stockholder fails to agree to it within 30 days after it is made, the Fund shall institute a judicial proceeding within 20 days after the expiration of the applicable period to determine the rights of dissenting stockholders and to fix the fair market value of their Fund shares. If the Fund fails to institute such proceeding within such 20 day period, a dissenting stockholder may institute a proceeding for the same purpose not later than 30 days after the expiration of such 20 day period. If such proceeding is not instituted within such 30 day period, all dissenter's rights may be lost. A negative vote on Proposal 1 does not constitute a "written objection" required to be filed by a dissenting stockholder.

     A vote in favor of Proposal 1 will constitute a waiver of appraisal rights. Because a proxy left blank will be voted FOR Proposal 1, any Fund stockholder who wishes to exercise his appraisal rights must either vote AGAINST Proposal 1 or abstain.


                               Appendix 2 - Page 1

                                   APPENDIX 3

                             BENEFICIAL OWNERS OF 5%
                             OR MORE OF FUND SHARES

                             AS OF OCTOBER 31, 2006

    NAME AND ADDRESS OF       AMOUNT AND NATURE OF   PERCENTAGE
      BENEFICIAL OWNER        BENEFICIAL OWNERSHIP     OF FUND
---------------------------   --------------------   ----------
New York Community Bank                                [25.0]%
Ridgewood Savings Bank                                 [24.8]%
Watertown Savings Bank                                 [15.5]%
Independence Community Bank                            [12.4]%


                               Appendix 3 - Page 1

                                   APPENDIX 4

                       DIRECTORS AND OFFICERS OF THE FUND

                                                                                             NUMBER
                                                                                               OF
                                                                                              FUNDS
                                   POSITION(S)                                                 IN
                                  HELD WITH THE                                               FUND
                                  FUND, TERM OF                                              COMPLEX       OTHER
                                    OFFICE AND                                              OVERSEEN   DIRECTORSHIPS
       NAME, ADDRESS              LENGTH OF TIME          PRINCIPAL OCCUPATIONS DURING         BY         HELD BY
     AND DATE OF BIRTH                SERVED                    THE PAST 5 YEARS            DIRECTOR     DIRECTOR+
---------------------------   ---------------------   -----------------------------------   --------   -------------
INTERESTED DIRECTORS

Ralph F. Brouty-              Director since 1991     Former Chairman of the Board and          1          None
P.O. Box 197                                          Chief Executive Officer of
112 West Grove Street                                 Watertown Savings Bank.
Dexter, NY 13634
Age: 77

Joseph R. Ficalora-           Director since 1999     President and Chief Executive             1           RSI
615 Merrick Avenue            President since         Officer and a Director of New York                Retirement
Westbury, NY 11590            2004                    Community Bancorp, Inc. and                          Trust
Age: 60                                               President of Queens County Savings
                                                      Bank, one of its operating
                                                      divisions.

William C. McGarry-           Director since 2005     Chairman of the Board since               1          None
71-02 Forest Avenue                                   January 1, 2005, President and
Ridgewood, NY 11385                                   Chief Executive Officer since
Age: 56                                               January 1, 2004 and President and
                                                      Chief Operating Officer
                                                      (January 1, 2001 - December 31,
                                                      2003) of Ridgewood Savings Bank.

William A. McKenna, Jr.-      Director since 1989     Chairman Emeritus and formerly            8          Asset
71-02 Forest Avenue                                   Chairman of the Board (through                    Management
Ridgewood, NY 11385                                   December 31, 2004) and Chief                       Fund; RSI
Age: 70                                               Executive Officer of Ridgewood                    Retirement
                                                      Savings Bank (through December 31,                   Trust
                                                      2003).

                                                                                             NUMBER
                                                                                               OF
                                                                                              FUNDS
                                   POSITION(S)                                                 IN
                                  HELD WITH THE                                               FUND
                                  FUND, TERM OF                                              COMPLEX       OTHER
                                    OFFICE AND                                              OVERSEEN   DIRECTORSHIPS
       NAME, ADDRESS              LENGTH OF TIME          PRINCIPAL OCCUPATIONS DURING         BY         HELD BY
     AND DATE OF BIRTH                SERVED                    THE PAST 5 YEARS            DIRECTOR     DIRECTOR+
---------------------------   ---------------------   -----------------------------------   --------   -------------
INDEPENDENT DIRECTORS

Daniel J. Devine              Director since 2005     President and Chief Executive             1          None
300 Broadway                                          Officer of Rondout Savings Bank.
Kingston, NY 12401
Age: 60


                               Appendix 4 - Page 1

                                                                                             NUMBER
                                                                                               OF
                                                                                              FUNDS
                                   POSITION(S)                                                 IN
                                  HELD WITH THE                                               FUND
                                  FUND, TERM OF                                              COMPLEX       OTHER
                                    OFFICE AND                                              OVERSEEN   DIRECTORSHIPS
       NAME, ADDRESS              LENGTH OF TIME          PRINCIPAL OCCUPATIONS DURING         BY         HELD BY
     AND DATE OF BIRTH                SERVED                    THE PAST 5 YEARS            DIRECTOR     DIRECTOR+
---------------------------   ---------------------   -----------------------------------   --------   -------------
Chris C. Gagas                Director since 1986     Chairman of the Board (through            1          None
214 West First Street                                 July 2003), President and Chief
Oswego, NY 13126                                      Executive Officer (through
Age: 76                                               January 2000) and Director of
                                                      PathFinder Bancorp, Inc. and its
                                                      wholly-owned subsidiaries,
                                                      PathFinder Bank and PathFinder
                                                      Commercial Bank.

Michael J. Hegarty            Director since 2005     President and Chief Executive             1           EDO
2 Central Drive                                       Officer (through June 30, 2005) of                Corporation
Glen Head, NY 11545                                   Flushing Financial Corporation and
Age: 67                                               its wholly-owned subsidiary
                                                      Flushing Savings Bank; Director of
                                                      Flushing Financial Corporation.

Michael R. Kallet             Director since 1990     President and Chief Executive             1          None
182 Main Street                                       Officer and a Director of Oneida
Oneida, NY 13421                                      Financial Corp. and its
Age: 57                                               wholly-owned subsidiary, Oneida
                                                      Savings Bank.

Robert E. Kernan, Jr.         Director since 1992     Chairman of the Board, President          1          None
19 Cayuga Street                                      and Chief Executive Officer of The
Seneca Falls, NY 13148                                Seneca Falls Savings Bank.
Age: 64

Clifford M. Miller            Director since 1999     Chairman of the Board, President          1          None
180 Schwenk Drive                                     and Chief Executive Officer of
Kingston, NY 12401                                    Ulster Savings Bank.
Age: 64

Vincent F. Palagiano          Director since 1996     Chairman of the Board and Chief           1          None
209 Havemeyer Street                                  Executive Officer of The Dime
Brooklyn, NY 11201                                    Savings Bank of Williamsburgh;
Age: 66                                               Chairman of the Board and Chief
                                                      Executive Officer of Dime
                                                      Community Bancshares, Inc.

Michael J. Pollock            Director since 2005     President and Chief Executive             1          None
75 South First Street                                 Officer of Fulton Savings Bank.
Fulton, NY 13069
Age: 52

John M. Scarchilli            Director since 2005     President and Chief Executive             1          None
21 Second Street                                      Officer of Pioneer Savings Bank
Troy, NY 12180                                        and, since November 2004,
Age: 56                                               President and Chief Executive
                                                      Officer of its wholly-owned
                                                      subsidiary, Pioneer Commercial
                                                      Bank.

Charles M. Sprock             Director since 1986     Chairman of the Board, President          1          None
100 West Dominick Street                              and Chief Executive Officer of The
Rome, NY 13440                                        Rome Savings Bank and its holding
Age: 67                                               company, Rome Bancorp, Inc.


                               Appendix 4 - Page 2

                                 POSITION(S) HELD
                               WITH THE FUND, TERM
     NAME, ADDRESS AND         OF OFFICE AND LENGTH                PRINCIPAL OCCUPATIONS DURING
       DATE OF BIRTH              OF TIME SERVED                         THE PAST 5 YEARS
---------------------------   ---------------------   -----------------------------------------------------
OFFICERS OF THE FUND

Rodger D. Shay                Vice President and      Chairman (through May 2005) and the sole Director of
1000 Brickell Avenue          Assistant Secretary     the Fund's Investment Adviser, Shay Assets
Miami, FL 33131               since 1995              Management, Inc.; Chairman and the sole Director of
Age: 70                                               the Fund's distributor, Shay Financial Services,
                                                      Inc.; Chairman, sole Director and President of Shay
                                                      Investment Services, Inc., an enterprise which owns
                                                      100% of Shay Assets Management, Inc., and Shay
                                                      Financial Services, Inc.

John J. McCabe                Vice President since    Senior Vice President of Shay Assets Management, Inc.
655 Third Avenue, Suite 816   1995
New York, NY 10017
Age: 63

Mark F. Trautman              Vice President since    Vice President of Shay Assets Management, Inc.;
655 Third Avenue, Suite 816   1995                    Portfolio Manager of the Fund and John Hancock Large
New York, NY 10017                                    Cap Select Fund (and its predecessor M.S.B. Fund,
Age: 41                                               Inc.)

Daniel K. Ellenwood           Anti-Money Laundering   Chief Compliance Officer (since 2004) and Operations
Age: 37                       Compliance Officer      Manager (since 1997) and Compliance Officer
                              since 2003              (2003-2004) of Shay Assets Management, Inc. and
                                                      Compliance Analyst (since 1996); Vice President of
                                                      Shay Financial Services, Inc.; Secretary and
                                                      Anti-Money Laundering Compliance Officer of Asset
                                                      Management Fund since 1998.

Frederick J. Schmidt          Chief Compliance        Senior Vice President and Chief Compliance Officer,
585 Steward Avenue            Officer since 2004      CCO Services of BISYS Fund Services Ohio, Inc. since
Garden City, NY 11530                                 2004; Chief Compliance Officer of four other
Age: 47                                               investment companies or fund complexes for which CCO
                                                      Services of BISYS Fund Services Ohio, Inc. provides
                                                      compliance services, since 2004; President, FJS
                                                      Associates (regulatory consulting firm) from 2002 to
                                                      2004; Vice President, Credit Agricole Asset
                                                      Management, U.S. from 1987 to 2002.

Trent M. Statczar             Treasurer since 2002    Financial Services Vice President since May 2004;
3435 Stelzer Road                                     Financial Services Director of BISYS Fund Services
Suite 1000                                            Ohio, Inc. (September 2000 to April 2004); Financial
Columbus, OH 43219                                    Services Manager of BISYS Fund Services Ohio, Inc.
Age: 35                                               (January 1998 to September 2000); Financial Services
                                                      Associate Manager of BISYS Fund Services Ohio, Inc.
                                                      (November 1997 to January 1998).

Alaina V. Metz                Assistant Secretary     Vice President of BISYS Fund Services Ohio, Inc.
3435 Stelzer Road             since 1999; Assistant   since 2002; Chief Administrative Officer of BISYS
Columbus, OH 43219            Treasurer since 2002    Fund Services Ohio, Inc. (1995-2002).
Age: 40

----------
+ Directorships held in (1) any other investment companies registered under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

- This Director may be an "interested person" of the Fund as defined in the Investment Company Act of 1940 because he is an executive officer or director of a bank owning 5% or more of the outstanding shares of the Fund.


                               Appendix 4 - Page 3

                                  FORM OF PROXY

         ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.
                          655 THIRD AVENUE, 45TH FLOOR
                               NEW YORK, NY 10017


                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER ___, 2006

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
         ASSET MANAGEMENT FUND LARGE CAP EQUITY INSTITUTIONAL FUND, INC.

         The undersigned Shareholder of the Asset Management Fund Large Cap Equity Institutional Fund, Inc. (the "Fund"), hereby appoints John J. McCabe and Mark F. Trautman (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Stockholders (the "Special Meeting") of the Fund to be held on December __, 2006, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Stockholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

         All properly executed proxies will be voted as directed herein by the signing Stockholder. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL. Please date, sign and return promptly.


         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS.

        -----------------------------------------------------------------

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR" THE EACH PROPOSAL TO:


PROPOSAL 1:    TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION WHICH PROVIDES
               FOR (a) THE TRANSFER OF ALL THE ASSETS OF THE FUND TO A NEWLY
               ORGANIZED SERIES OF THE ASSET MANAGEMENT FUND (THE "TRUST"),
               NAMED THE LARGE CAP EQUITY FUND (THE "NEW FUND"), AND THE
               ASSUMPTION BY THE NEW FUND OF ALL OF THE LIABILITIES OF THE FUND,
               IN EXCHANGE FOR SHARES OF THE NEW FUND OF EQUAL VALUE; (b) THE
               DISTRIBUTION OF THE SHARES OF THE NEW FUND TO STOCKHOLDERS OF THE
               FUND; (c) THE CESSATION OF THE FUND'S BUSINESS AS AN INVESTMENT
               COMPANY; AND (d) THE TERMINATION, DISSOLUTION AND COMPLETE
               LIQUIDATION OF THE FUND.

               [ ] For                [ ] Against             [ ] Abstain

PROPOSAL 2:    TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN THE NEW FUND
               AND SHAY ASSETS MANAGEMENT, INC. ("SHAY").

               [ ] For                [ ] Against             [ ] Abstain

PROPOSAL 3:    TO APPROVE THE CHANGE TO THE FUNDAMENTAL POLICY RELATING TO
               INVESTMENTS IN A SINGLE ISSUER.

               [ ] For                [ ] Against             [ ] Abstain

               TO APPROVE THE CHANGE TO THE FUNDAMENTAL POLICY RELATING TO LENDING.

               [ ] For                [ ] Against             [ ] Abstain

               TO APPROVE THE CHANGE TO THE FUNDAMENTAL POLICY RELATING TO NEW YORK BANKING LAW RESTRICTIONS.

               [ ] For                [ ] Against             [ ] Abstain

PROPOSAL 4:    TO APPROVE A RULE 12b-1 DISTRIBUTION PLAN FOR THE NEW FUND.

               [ ] For                [ ] Against             [ ] Abstain

PROPOSAL 5:    TO RATIFY THE ELECTION OF THE CURRENT TRUSTEES OF THE TRUST:

               (1) RICHARD M. AMIS, (2) DAVID F. HOLLAND (3) GERALD J. LEVY, (4) WILLIAM A. MCKENNA, JR., (5) CHRISTOPHER M. OWEN, (6) MARIA F. RAMIREZ, (7) RODGER D. SHAY, (8) RODGER D. SHAY, JR.


               -----------------------------------------------------------------
               INSTRUCTION: To withhold authority to vote for any individual trustee(s), write the number(s) on the line immediately above.

               [ ] For                [ ] Withhold            [ ] Withhold
                                          Authority               Authority
                                          for the                 for the
                                          ratification            ratification
                                          of the trustees         of certain
                                                                  trustees
                                                                  listed above

PROPOSAL 6:    TO APPROVE THE DISSOLUTION OF THE FUND.

               [ ] For                [ ] Against             [ ] Abstain

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Stockholders and the Proxy Statement. Your signature on this proxy card should be exactly as your name appears on this proxy card. If a corporation, please sign in full corporate name by president or other authorized officer.

Dated:  _____________, 2006




                                         ---------------------------------------
                                         (Print corporate name)



                                         By:
                                         ---------------------------------------
                                         (Signature of Authorized Officer)



                                         ---------------------------------------
                                         (Print title)




                                        3